As filed with the Securities and Exchange Commission on April 28, 1998


                                                        Registration No. 2-10946
                                                                         811-575
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                         Post-Effective Amendment No. 72


                                       To

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF A UNIT INVESTMENT TRUST
                            REGISTERED ON FORM N-8B-2
                           PURSUANT TO THE INVESTMENT
                               COMPANY ACT OF 1940

                   FIRST INVESTORS SINGLE PAYMENT AND PERIODIC
                 PAYMENT PLANS FOR THE ACCUMULATION OF SHARES OF
                        FIRST INVESTORS GLOBAL FUND, INC.
                                 (Name of Trust)

                           FIRST INVESTORS CORPORATION
                               (Name of Depositor)

                                 95 Wall Street
                            New York, New York 10005
                   (Complete address of depositor's principal
                               executive offices)

                               Mr. Larry R. Lavoie
                          Secretary and General Counsel
                           First Investors Corporation
                                 95 Wall Street
                            New York, New York 10005
                (Name and complete address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


It is proposed that this filing will become effective on April 30, 1998 pursuant to paragraph (b) of Rule 485.

                                TABLE OF CONTENTS

                                   TO FORM S-6




Contents of Post-Effective Amendment No. 72 to Registration Statement of First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc.



         1.  The Facing Page

         2.  The undertaking to file reports

         3.  The Signature Page

         4.  The following Exhibits:

              99.A1    Custodian Agreement
              99.A3B   Specimen Associate's Agreement
              99.A5    Plan Certificate
              99.A6    Certificate of Incorporation and
                       By-laws of FIC
              99.A8    Agreement between Sponsor and Underwriter
              99.A10   Application Forms
              99.1     Removable Declaration of Trust
              99.2     Opinion of Counsel
              99.6     Consent of Accountants
              99.7     Powers of Attorney

               FIRST INVESTORS SINGLE PAYMENT AND PERIODIC PAYMENT
             PLANS FOR THE ACCUMULATION OF SHARES OF FIRST INVESTORS
                                GLOBAL FUND, INC.

                              Cross-Reference Sheet


N-8B-2
Item No.                                Location
--------                                --------

1-8   Organizational and General        Front  Cover;  Concerning  the  Sponsor,
      Information                       First Investors Corporation;  Concerning
                                        the Duties of the Custodian and the Sponsor; Registration and Legality of
                                        Offering; Agreements

9     Material Litigation               Not Applicable

10 General Information Concerning Rights and Privileges of Planholders; the Securities of the Trust Method of Investing Payments and
      and the Rights of Holders         Distributions;  Method of Selling Shares
                                        in the Event of Partial  Liquidation  or
                                        Complete  Termination;  Income Dividends
                                        and   Capital    Gains    Distributions;
                                        Substitution  of  Other  Shares  as  the
                                        Underlying   Investment  of  the  Plans;
                                        Termination of the Plans

11-12 Information Concerning the        Front  Cover;   Underlying   Investment;
      Securities Underlying  the        Concerning  the Duties of the  Custodian
      Trust's Securities                and the Sponsor; Agreements

13    Information Concerning Loads,     Statistical  Data  Applicable  to  First
      Fees, Charges and Expenses        Investors  Plans;  Allocation of Monthly
                                        Payments  and   Deductions;   Deductions
                                        Single Payment Plans; Combined Plans for
                                        Discount; Letter of Intent;  Agreements;
                                        Other    Deductions   From   Assets   or
                                        Distributions;  Rights and Privileges of
                                        Planholders; Termination of Plans

N-8B-2
Item No.                                Location
--------                                --------

14-24 Information Concerning the        Operation  of a Periodic  Payment  Plan;
      Operations of the Trust           Single Payment Plan; Method of Investing
                                        Payments and Distributions;  Termination
                                        of Plans;  Other  Deductions From Assets
                                        or Distributions;  Rights and Privileges
                                        of Planholders; Concerning the Duties of
                                        the    Custodian    and   the   Sponsor;
                                        Concerning the Sponsor,  First Investors
                                        Corporation

25-27 Organization and Operations of    Concerning the Sponsor,  First Investors
      Depositor                         Corporation

28    Officials and Affiliated          Concerning the Sponsor,  First Investors
      Persons of Depositor              Corporation; General

29    Companies Owning Securities of    General
      Depositor

30    Controlling Persons               Not Applicable

31-34 Compensation of Officers and      Concerning the Sponsor,  First Investors
      Directors of Depositor            Corporation

35-38 Distribution of Securities        Agreements;  Statistical Data Applicable
                                        to First Investors Plans

41-43 Information  Concerning           Concerning the Sponsor,  First Investors
      Principal Underwriter             Corporation; General

44-45 Offering  Price or Acquisition    Pertinent  Provisions of the  Prospectus
      Valuation of Securities of the    of First  Investors  Global  Fund,  Inc.
      Trust                             (File No. 2-71911)  incorporated  herein
                                        by reference

46    Redemption  Valuation of          Pertinent  Provisions of the  Prospectus
      Securities of the Trust           of First  Investors  Global  Fund,  Inc.
                                        (File No. 2-71911) incorporated herein by reference

47    Purchase and Sale of Interests
      in Underlying  Securities from
      and to Security Holders

48-50 Information  Concerning  the      Concerning  the Duties of the  Custodian
      Trustee  or  Custodian  Rights    and the Sponsor; Custodian,  Bookkeeping
      and Privileges of Shareholders;   and Maintenance  Fees;  Other Deductions
      Method of Investing Payments      From Assets or Distributions
      and  Distributions;  Method  of
      Selling Shares in the Event of
      Partial Liquidation or Complete
      Termination

51    Information Concerning            Not Applicable
      Insurance of Holders of
      Securities

52    Policy of Registrant              Substitution  of  Other  Shares  as  the
                                        Underlying   Investment  of  the  Plans;
                                        Rights and Privileges of Planholders

53    Regulated Investment Company      Tax Status

54-58 Financial and Statistical         Illustration   of  a  Plan  Under  First
      Information                       Investors Corporation  Contractual Plans
                                        for the  Accumulation of Shares of First
                                        Investors Global Fund, Inc.;

59    Financial Statements              Financial   Statements   and  Report  of
                                        Independent Certified Public Accountants

First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc.

     First Investors Corporation ("FIC" or "Sponsor"), as Sponsor, offers the following long term investment program providing for investment in First Investors Global Fund, Inc. (the "Fund").


     SINGLE PAYMENT PLANS-The sales charge on these Plans, as a percent of the offering price, ranges from 6.25% on a $1,000 Plan to 2.50% on a $500,000 but under $1,000,000 Plan, which is 6.67% to 2.56%, respectively, of the net amount invested. The sales charge is the only deduction from the initial investment. There is no sales charge on single payment plans of $1,000,000 or more. This plan is also subject to maintenance and custodian fees.

     PERIODIC PAYMENT PLANS-These Plans provide for regular monthly payments for 10 or 15 years. The sales charge on 10-Year Plans ranges from 6.15% on $6,000 Plans ($50 per month) to 4.40% on $120,000 Plans ($1,000 per month) of total payments and from 6.76% to 4.61% of the net amount invested, respectively. Total deductions range from 10.07% to 4.88% of the net amount invested, respectively. Plans in excess of $120,000 are subject to a sales charge of 4.40% (reducing to 3.40% on Plans of $250,000 and over, 2.40% on Plans of $500,000 and over and 1.40% on Plans of $1,000,000 and over). Plans are also subject to maintenance and custodian fees.

     The sales charge on 15-Year Plans ranges from 6.15% on $9,000 Plans ($50 per month) to 4.40% on $180,000 Plans ($1,000 per month) of total payments and from 6.77% to 4.61% of the net amount invested, respectively. Total deductions range from 10.08% to 4.88% of the net amount invested, respectively. Plans in excess of $180,000 are subject to a sales charge of 4.40% (reducing to 3.40% on Plans of $250,000 and over, 2.40% on Plans of $500,000 and over and 1.40% on Plans of $1,000,000 and over). Plans are also subject to maintenance and custodian fees.

     A double initial payment is required on all Periodic Payment Plans. The Planholder's net payments, after deducting all applicable fees, are invested in Class A shares ("shares") of the Fund at net asset value. The value of Fund shares is subject to fluctuation in accordance with the market value of the securities it holds for investment. Furthermore, the provisions of the Periodic Payment Plans are such that a substantial part of the costs of the Plan is charged the first year: in fact, 50% of the first 13 monthly payments is deducted as a sales charge. For example, even after application of the "refund privileges" described herein under "Refund Privileges," total charges of a minimum Periodic Payment Plan would amount to 15% of total payments if the Plan were carried for any period of time between forty-five days and twenty-eight months. Moreover, if such a minimum Plan were carried for nineteen months, total charges would amount to 37.14% of total payments under the 10-year Plan and 37.75% under the 15-year Plan; they would amount to 29.16% and 30.07%, respectively, under the 10- and 15-year Plans, if carried for two years. Therefore, a loss would likely be incurred in the event of early withdrawal or termination by a Planholder. Consideration should be given to these factors by a prospective Planholder who should be reasonably certain of his or her ability to continue the Plan to completion before considering this long-term investment program.

     Shares of the Fund may also be purchased outright at a sales charge not in excess of 6.25%, without penalty for early termination or payment of the maintenance and custodian fees and service charges applicable to the Plans offered hereby. (See the Fund's prospectus and "Statistical Data Applicable to First Investors Plans" in this Prospectus.) Direct purchases of Fund shares enable the investor to put more of his or her money to work immediately and over the life of the Fund account than would be possible under the life of the Periodic Payment Plans offered hereby. Prepayment of all or any part of the first 13 payments under a Periodic Payment Plan produces a smaller net investment after deduction of applicable charges than would result from direct investment of the same amount in Fund shares. Such prepayment would increase possible loss in the event of early termination. An investor has (a) a 45-day right of withdrawal, and (b) a right to receive during the first 18 months of the Plan the value of his or her account and a portion of the sales charges paid prior to his or her withdrawal. For a full discussion of these withdrawal rights, see "Refund Privileges" in this Prospectus.

     This Prospectus sets forth concisely the information about the Plans that a prospective investor should know before investing and should be kept for future reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
         OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.


          THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT
                PROSPECTUS FOR FIRST INVESTORS GLOBAL FUND, INC.

                  The date of this Prospectus is April 30, 1998

Allocation of Monthly Payments and Deductions* 10-Year Plans

                                                                       MAINTENANCE
                                      SALES CHARGE                         AND                                       PERCENTAGE
                        --------------------------------------------    CUSTODIAN                                   RELATIONSHIP
                            From     From Each                            FEES*                                   OF TOTAL CHARGES
                          Each of      Subse-             % of Sales ---------------                             ------------------
            Aggregate    the First     quent     Total    Charge to  Fee Per                            Net          To     To Net
  Monthly   Amount of   13 Monthly    Monthly    Sales    Aggregate   Pay-     Total     Total      Investment   Aggregate  Invest-
  Payments  Payments    Payments**    Payment    Charge   Payments    ment      Fee     Charges       in Fund     Payments    ment
  ----------------------------------------------------------------------------------------------------------------------------------
$   50.00  $  6,000     $ 24.75       $ .44    $  368.83    6.15%   $1.50     $180.00  $  548.83    $  5,451.17      9.15%   10.07%
    75.00     9,000       37.00         .68       553.76    6.15     2.00      240.00     793.76       8,206.24      8.82     9.67
   100.00    12,000       49.50         .88       737.66    6.15     2.00      240.00     977.66      11,022.34      8.15     8.87
   125.00    15,000       62.00        1.09       922.63    6.15     2.00      240.00   1,162.63      13,837.37      7.75     8.40
   150.00    18,000       74.50        1.29     1,106.53    6.15     2.00      240.00   1,346.53      16,653.47      7.48     8.09
   167.00    20,040       82.95        1.44     1,232.43    6.15     2.00      240.00   1,472.43      18,567.57      7.35     7.93
   175.00    21,000       87.25        1.47     1,291.54    6.15     2.00      240.00   1,531.54      19,468.46      7.29     7.87
   200.00    24,000       99.50        1.71     1,476.47    6.15     2.00      240.00   1,716.47      22,283.53      7.15     7.70
   225.00    27,000      112.00         .65     1,525.55    5.65     2.50      300.00   1,825.55      25,174.45      6.76     7.25
   250.00    30,000      124.50         .71     1,694.47    5.65     2.50      300.00   1,994.47      28,005.53      6.65     7.12
   300.00    36,000      149.50         .85     2,034.45    5.65     2.50      300.00   2,334.45      33,665.55      6.48     6.93
   350.00    42,000      174.50         .98     2,373.36    5.65     2.50      300.00   2,673.36      39,326.64      6.37     6.80
   400.00    48,000      199.50        1.11     2,712.27    5.65     2.50      300.00   3,012.27      44,987.73      6.28     6.70
   425.00    51,000      161.50        6.12     2,754.34    5.40     2.50      300.00   3,054.34      47,945.66      5.99     6.37
   500.00    60,000      190.00        7.20     3,240.40    5.40     2.50      300.00   3,540.40      56,459.60      5.90     6.27
   750.00    90,000      280.00       11.40     4,859.80    5.40     2.50      300.00   5,159.80      84,840.20      5.73     6.08
 1,000.00#  120,000      325.00        9.86     5,280.02    4.40     2.50      300.00   5,580.02     114,419.98      4.65     4.88

* After a period of ten years from the date of a Plan or in the event no payment has been made for a period of one year, the Plan is subject to annual maintenance and custodian fees of 25/100 of 1% per year of the total agreed payments (minimum $3.00 and maximum $30.00 per year) deducted from dividend and capital gain distributions (whether paid in cash or additional Fund shares) or from the proceeds of the redemption of Fund shares to the extent that dividend and capital gain distributions are insufficient.

** A double initial payment is required on all Periodic Payment Plans and deductions from this payment are double. The next regular scheduled payment becomes due one month from the date of the initial payment.

# Periodic Payment Plans of larger denominations may be issued subject to deductions for sales charges of 4.40% on Plans of $120,000 and over, 3.40% on Plans of $250,000 and over, 2.40% on Plans of $500,000 and over and 1.40% on Plans of $1,000,000 and over. Deductions will be made on the same proportionate basis as in the $1,000 per month Plan and maintenance and custodian fees will be $300. Information regarding the sales charges and fees for larger denomination Plans will be made available to prospective investors upon request.

Allocation of Monthly Payments and Deductions* 15-Year Plans

                                                                       MAINTENANCE
                                      SALES CHARGE                         AND                                       PERCENTAGE
                        --------------------------------------------    CUSTODIAN                                   RELATIONSHIP
                            From     From Each                            FEES*                                   OF TOTAL CHARGES
                          Each of      Subse-             % of Sales ---------------                             ------------------
            Aggregate    the First     quent     Total    Charge to  Fee Per                            Net          To     To Net
  Monthly   Amount of   13 Monthly    Monthly    Sales    Aggregate   Pay-     Total     Total      Investment   Aggregate  Invest-
  Payments  Payments    Payments**    Payment    Charge   Payments    ment      Fee     Charges       in Fund     Payments    ment
------------------------------------------------------------------------------------------------------------------------------------
$   50.00  $  9,000     $ 24.75       $1.39    $  553.88    6.15%   $1.50     $270.00  $  823.88    $  8,176.12      9.15%   10.08%
    75.00    13,500       37.00        2.09       830.03    6.15     2.00      360.00   1,190.03      12,309.97      8.82     9.67
   100.00    18,000       49.50        2.78     1,107.76    6.15     2.00      360.00   1,467.76      16,532.24      8.15     8.88
   125.00    22,500       62.00        3.46     1,383.82    6.15     2.00      360.00   1,743.82      20,756.18      7.75     8.40
   150.00    27,000       74.50        3.34     1,526.28    5.65     2.00      360.00   1,886.28      25,113.72      6.99     7.51
   167.00    30,060       82.95        3.71     1,697.92    5.65     2.00      360.00   2,057.92      28,002.08      6.85     7.35
   175.00    31,500       87.25        3.87     1,780.54    5.65     2.00      360.00   2,140.54      29,359.46      6.80     7.29
   200.00    36,000       99.50        4.43     2,033.31    5.65     2.00      360.00   2,393.31      33,606.69      6.65     7.12
   225.00    40,500      112.00        4.98     2,287.66    5.65     2.50      450.00   2,737.66      37,762.34      6.76     7.25
   250.00    45,000      124.50        5.53     2,542.01    5.65     2.50      450.00   2,992.01      42,007.99      6.65     7.12
   300.00    54,000      149.50        5.82     2,915.44    5.40     2.50      450.00   3,365.44      50,634.56      6.23     6.65
   350.00    63,000      174.50        6.79     3,402.43    5.40     2.50      450.00   3,852.43      59,147.57      6.11     6.51
   400.00    72,000      199.50        7.75     3,887.75    5.40     2.50      450.00   4,337.75      67,662.25      6.02     6.41
   500.00    90,000      190.00       14.31     4,859.77    5.40     2.50      450.00   5,309.77      84,690.23      5.90     6.27
   600.00   108,000      200.00       12.89     4,752.63    4.40     2.50      450.00   5,202.63     102,797.37      4.82     5.06
   750.00   135,000      205.00       19.61     5,939.87    4.40     2.50      450.00   6,389.87     128,610.13      4.73     4.97
 1,000.00#  180,000      250.00       27.96     7,919.32    4.40     2.50      450.00   8,369.32     171,630.68      4.65     4.88

* After a period of fifteen years from the date of a Plan or in the event no payment has been made for a period of one year, the Plan is subject to annual maintenance and custodian fees of 25/100 of 1% per year of the total agreed payments (minimum $3.00 and maximum $30.00 per year) deducted from dividend and capital gain distributions (whether paid in cash or additional Fund shares) or from the proceeds of the redemption of Fund shares to the extent that dividend and capital gain distributions are insufficient.

** A double initial payment is required on all Periodic Payment Plans and deductions from this payment are double. The next regular scheduled payment becomes due one month from the date of the initial payment.

# Periodic Payment Plans of larger denominations may be issued subject to deductions for sales charges of 4.40% on Plans of $180,000 and over, 3.40% on Plans of $250,000 and over, 2.40% on Plans of $500,000 and over and 1.40% on Plans of $1,000,000 and over. Deductions will be made on the same proportionate basis as in the $1,000 per month Plan and maintenance and custodian fees will be $450. Information regarding the sales charges and fees for larger denomination Plans will be made available to prospective investors upon request.

Allocation of Payments at Various Stages ($6,000 10-Year $50 Monthly Plan)

                                  (At the End of 10 Years) (At the End of 2 Years) (At the End of 1 Year) (At the End of 6 Months)
                                  ------------------------ ----------------------- ---------------------- ------------------------
                                              % of Amount              % of Amount           % of Amount             % of Amount
                                     Amount   of Payments    Amount    of Payments  Amount   of Payments    Amount   of Payments
                                  ------------------------------------------------------------------------------------------------
Total Payments.................... $6,000.00    100.00%    $1,250.00**   100.00%    $650.00**  100.00%      $350.00**  100.00%
Amount of Sales Charge............    368.83      6.15        327.03      26.16      321.75     49.50        173.25     49.50
Maintenance and Custodian Fees*...    180.00      3.00         37.50       3.00       19.50      3.00         10.50      3.00
Total deductions..................    548.83      9.15+       364.53      29.16      341.25     52.50        183.75     52.50
Net Amount Invested...............  5,451.17     90.85        885.47      70.84      308.75     47.50        166.25     47.50

+    10.07% of net amount invested


Allocation of Payments at Various Stages ($9,000 15-Year $50 Monthly Plan)

                                  (At the End of 10 Years) (At the End of 2 Years) (At the End of 1 Year) (At the End of 6 Months)
                                  ------------------------ ----------------------- ---------------------- ------------------------
                                              % of Amount              % of Amount           % of Amount             % of Amount
                                     Amount   of Payments    Amount    of Payments  Amount   of Payments    Amount   of Payments
                                  ------------------------------------------------------------------------------------------------
Total Payments.................... $9,000.00    100.00%    $1,250.00**   100.00%    $650.00**  100.00%      $350.00**  100.00%
Amount of Sales Charge............    553.88      6.15        338.43      27.07      321.75     49.50        173.25     49.50
Maintenance and Custodian Fees*...    270.00      3.00         37.50       3.00       19.50      3.00         10.50      3.00
Total deductions..................    823.88      9.15+       375.93      30.07      341.25     52.50        183.75     52.50
Net Amount Invested...............  8,176.12     90.85        874.07      69.93      308.75     47.50        166.25     47.50

+    10.06% of net amount invested

* Reference is made to tables on Pages 3 and 4 and "Other Deductions" for maintenance and custodian fees on Periodic Payment Plans after completion of payments and annual charges for special administrative duties.

** Reflects equivalent of one additional monthly payment because of the required double initial payment.

For Comparison of Cost of FIC Contractual Plan versus An Open Account in the Same Underlying Fund See "Statistical Data Applicable to First Investors Plans."

                                    THE PLANS


     First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc. (each, a "Plan") is a long-term investment program. The Sponsor of the Plan is First Investors Corporation ("Sponsor"). The custodian is The Bank of New York ("Custodian"). Plan payments, after the deduction of all applicable fees, are invested at net asset value in Class A shares of First Investors Global Fund, Inc. (the "Fund"), an open-end diversified management investment company. The Fund primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income (see "Underlying Investment").


Periodic Payment Plans

     Periodic Payment Plans provide for regular and systematic monthly investment over a period of either ten or fifteen years. From the investor's viewpoint, the operation of the Plan is extremely simple. Once the investor understands the Plan and decides to adopt it, the investor need only decide how much to pay regularly-it can be as little as $50 per month, or as much as $1,000 per month or more, limited to 120 or 180 payments. The investor can then decide the most convenient time to make regular payments. The investor will also probably choose to name a beneficiary by completing a Declaration of Trust. These questions settled, with the assistance of a First Investors registered representative, the investor completes the appropriate Plan application, writes out a check to the order of The Bank of New York, Custodian, to cover the first payment (the initial payment requires a sum representing two monthly payments), and the First Investors registered representative will submit the application and check to Administrative Data Management Corp. for processing. After the approval of the application by the Sponsor, a First Investors Periodic Payment Plan Certificate will be forwarded to the investor. Following the double initial payment, subsequent Plan payments must be made through First Investors Money Line or Automatic Payroll Investment, as described below.

     First Investors Money Line. This service allows you to invest through automatic deductions from your bank checking account. You must complete and sign the First Investors Money Line portion of the Plan application in order to participate in this service. Any loss or expense incurred by the Sponsor or any delinquency in Plan payments resulting from insufficient funds in the Planholder's checking account or otherwise will be the Planholder's liability. You may decrease the amount or discontinue this service at any time by calling Administrative Data Management Corp. at 1-800-423-4026 or writing to
Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, Attention: Control Dept. To increase the amount, send a written request to Administrative Data Management Corp. at the address noted above. Allow up to 5 days for processing your request. Please include the Plan name and account number whenever writing to Administrative Data Management Corp.

     Automatic Payroll Investment. You also may arrange for automatic Plan payments on a systematic basis through salary deductions, provided your employer has direct deposit capabilities. You must complete and sign the Automatic Payroll Investment portion of the Plan application in order to participate in this service. Arrangements must also be made with your employer's Payroll Department. You may change the amount invested or discontinue the service by contacting your employer.

     When a Planholder's payment is received, the Sponsor will determine the authorized deductions and the number of full and fractional shares of the Fund to be acquired and will credit the requisite shares to the Planholder's account. To the extent that there are shares to be sold for other Planholders on the same day, new shares purchased will be offset by shares sold. The price paid for shares is the net asset value of shares of the Fund next determined after receipt of such payment. See the Fund's Prospectus for information as to the procedure for computing net asset value. Unless privileges of termination are exercised by the Planholder or the Sponsor, each Plan shall continue in force for a period of at least twenty years for a ten-year Periodic Payment Plan and twenty-five years for a fifteen-year Periodic Payment Plan.

Single Payment Plans

     Single Payment Plans are also available, whereby an investor may make a single investment of $1,000 or more, with larger Plans available in $100 multiples. These Plans, providing for the same underlying investment as the Periodic Payment Plans, offer the investment diversification, supervision and research facilities of the Fund in a single investment with an option to have dividend and capital gain distributions, if any, after authorized deductions, paid in additional Fund shares without sales charge, or if income is desired, to have the net amount of dividend and capital gain distributions, if any, remitted. The investor may name a beneficiary by completing a Declaration of Trust.

     Single Payment Plans are subject to a sales charge as follows:

                                                      Percent of Sales Charge
                                                     --------------------------
                                                                      To Net
                                                     To Total      Investment in
Amount of Payment                                    Payments       Fund Shares
-----------------                                    --------      ------------
Less than $25,000................................      6.25%          6.67%
$25,000 but under $50,000........................      5.75           6.10
$50,000 but under $100,000.......................      5.50           5.82
$100,000 but under $250,000......................      4.50           4.71
$250,000 but under $500,000......................      3.50           3.63
$500,000 but under $1,000,000....................      2.50           2.56

     There is no sales charge on transactions of $1 million or more.

     Maintenance and custodian fees are charged against Single Payment Plans in an amount of 25/100 of 1% annually of the single payment (minimum $3.00 and maximum $30.00) deducted from dividend and capital gain distributions (whether paid in cash or additional Fund shares) or from the proceeds of the redemption of Fund shares to the extent that dividend and capital gain distributions are insufficient.

     Reduced Sales Charge. Two or more Single Payment Plans, when purchased at the same time by a corporation, partnership, individual, an investor for his or her own account, or for the investor, the investor's spouse and children under age 21, or by a trustee or other fiduciary of a single trust estate or account may be combined to attain a reduced sales charge. This privilege does not apply to a group of individuals who combine their funds directly or indirectly for the purchase of Plans.

     Upon written notice to the Sponsor, Single Payment Plans are also available at a quantity discount on new Single Payment Plans purchased if the then current value at net asset value of all shares of the Fund, First Investors Government Fund, Inc., First Investors High Yield Fund, Inc., First Investors Fund For Income, Inc. and/or First Investors Insured Tax Exempt Fund, Inc. previously purchased and then owned under Single Payment Plans, plus the face amount of the Single Payment Plan being purchased, amount to $25,000 or more. Such quantity discounts may be modified or terminated at any time by the Sponsor.

                              UNDERLYING INVESTMENT


     The Fund, an open-end diversified management investment company, primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund seeks to achieve these objectives by investing, under normal circumstances, in common stocks, preferred stocks and bonds and other debt obligations issued by companies or governments of at least three countries, including the United States. Investors should refer to the Fund's Prospectus for a detailed description of the Fund's investment objectives and policies. There is no assurance that the Fund's objectives will be achieved.

                                OTHER DEDUCTIONS

     The Plan provides that there may be deducted from the assets of the Planholder, fees or expenses as follows:

     After the expiration of a period of ten years (or fifteen years for a 15-Year Plan) from the date of a Plan, or prior to the expiration of such period, if there has been a lapse of one year from the date of the Planholder's last payment that makes a Plan one year or more delinquent, a charge for bookkeeping and administrative services will be made in monthly, quarterly or semiannual installments, at the rate of 25/100 of 1% per annum of the total agreed payments, subject to a minimum annual charge of $3 and a maximum of $30. This fee shall be deductible from dividend and capital gain distributions (whether paid in cash or additional Fund shares) or from the proceeds of the redemption of Fund shares to the extent that dividend and capital gain distributions are insufficient.

     In the  case  of an  assignment,  release  of an  assignment,  transfer  of ownership, partial withdrawal or liquidation or complete withdrawal and termination from a non-retirement plan account (if made before completion of Plan payments or before the expiration of 10 years from the date of issuance of a Single Payment Plan), certain transfers or replacement of lost Plan certificates, and reinvestment of partial liquidations, a specified service fee of $2.25 is charged. In the case of a partial withdrawal or liquidation or complete withdrawal and termination from a retirement plan account, a specified service fee of $7.00 is charged. For a retirement Plan transfer, Plan certificate transfer or replacement, reinvestment of a partial liquidation or complete withdrawal and termination from a retirement Plan account, such fee may be paid directly by the Planholder or deducted from the proceeds of the redemption of Fund shares, if desired. For an assignment or release of an assignment, such fee must be paid directly by the Planholder.

     After one year from the issuance of a Single Payment Plan or after the thirteenth payment has been made on a Periodic Payment Plan, a charge of up to $5.00 will be deducted on an annual basis from dividend or capital gain distributions (whether paid in cash or additional Fund shares) or from the proceeds of the redemption of Fund shares to the extent that dividend and capital gain distributions are insufficient. This charge is to reimburse the Sponsor for actual expenses incurred by the Sponsor in performing certain administrative duties, as described under "Sponsor and Underwriter." (See the Plan's Statement of Operations for Delegated Service Fees.) Some administrative services are performed by the Fund at no expense to shareholders.

     The foregoing fees mentioned for bookkeeping and administrative services and for specific services are paid, as are the maintenance and custodian service fees deducted from periodic payments, to the Sponsor as reasonable compensation for the Sponsor's performing such services. The Sponsor reserves the right to change the fees charged to Planholders.

     Neither the Custodian nor the Sponsor shall be personally liable for any taxes levied or assessed against them or either of them with respect to Fund shares in the custody of the Custodian, or arising from the income therefrom or redemption or transfer thereof. Deductions may be made from time to time to pay tax liabilities and claims therefor, and if necessary, Fund shares may be redeemed to provide funds for the payment of such liabilities or the creation of reserves therefor. The term "tax liability" includes not only taxes and possible taxes but also auditing expenses and counsel fees incurred in connection therewith.

                      RIGHTS AND PRIVILEGES OF PLANHOLDERS

     Each Plan issued is registered in the name of the Planholder and is in the form of an individual agreement between First Investors Corporation, as Sponsor of the Plan, and the Planholder. The Bank of New York is appointed Custodian under each agreement. The Custodian performs only bare custodianship functions, while the Sponsor has assumed bookkeeping and administrative functions as set forth under the heading "Sponsor and Underwriter." No amendment adversely affecting outstanding Plans may be made without the Planholder's express consent.

     Certain optional provisions are extended to Planholders, including rights in the following respects:

(1)  Dividends and Other Distributions

     Dividends and other distributions received by Planholders are dependent upon the distributions made by the Fund. Dividends from net investment income (consisting of interest, earned discount and other income earned on portfolio securities less expenses) are generally declared and paid annually. Unless you direct Administrative Data Management Corp. otherwise, dividends declared by the Fund are paid in additional Fund shares at net asset value (without sales charge) generally determined as of the close of business on the business day immediately following the record date of the distribution. The Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, and net realized gains from foreign currency transactions, after deducting any available capital loss carryovers, with its regular dividend at the end of the year. Unless you direct Administrative Data Management Corp. otherwise, these distributions are paid in additional Fund shares at the net asset value (without sales charge) generally determined as of the close of business on the business day immediately following the record date of the distribution. Dividends and other distributions paid in Fund shares are added to your Plan account.

     In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution. You may elect to receive dividends and/or other distributions in cash by notifying Administrative Data Management Corp. by telephone or in writing prior to the record date. If you elect this form of payment, the payment date generally is two weeks following the record date of any such distribution. Your election remains in effect until you revoke it. Reference is made to the Fund's Prospectus for additional information as to the payment of dividends and capital gain distributions by the Fund.

(2)  Declaration of Trust

     A Planholder may, without transferring his or her Plan, execute and file with the Sponsor from time to time revocable Declarations of Trust in a form acceptable to the Sponsor, declaring that the Plan and the Fund shares held thereunder are held in trust for the benefit of the person or persons named in such Declaration of Trust upon the terms therein stated. Declarations of Trust are not available to UGMA or UTMA accounts.

(3)  Partial Liquidation Without Termination

     After six months from the date of purchase of a Single Payment Plan and after making 20 payments or the equivalent thereof on a Periodic Payment Plan, a Planholder may at any time withdraw a portion of the Fund shares in his or her Plan account without terminating the Plan. In addition, if six months or more have elapsed from the date of a substantial prepayment on a Periodic Payment Plan (at least equal to initial payments 1-13), a Planholder may at any time redeem a portion of the Fund shares in his or her account without terminating the Plan. The liquidation must be for at least $50 and cannot be in excess of 80% of the value of the Planholder's account. The proceeds of the redemption of Fund shares or the Fund share certificate will be mailed to the Planholder or designee of the Planholder. Requests for partial liquidations must be in writing as more fully described under "Method of Selling Shares." Where a partial liquidation has been effected through the redemption of Fund shares, the Planholder may reinvest in his or her existing Plan in an amount equal to the proceeds of such redemption by sending a check payable to The Bank of New York, Custodian, c/o First Investors Corporation, 581 Main Street, Woodbridge, New Jersey 07095, Attention: Non-Retirement Dept. Such funds will be applied to the purchase of Fund shares at a net asset value based on the next price computation and held under the Planholder's account. The number of Fund shares may be more or less than the amount redeemed due to the purchase price in effect at the time the reinvestment is made. Where a partial liquidation has been effected through the withdrawal of Fund shares, rather than the redemption, such shares may at any time be replaced by redepositing the share certificate with the Custodian c/o First Investors Corporation, 581 Main Street, Woodbridge, NJ 07095. (There is a fee, currently $2.25, for each partial liquidation or reinvestment.) Reinvestment of such partial liquidation will be made only upon written request of the Planholder accompanied by the appropriate payment. The partial liquidation and reinvestment privilege is intended to facilitate the temporary use for emergency purposes of funds invested in a Plan. If a Planholder realizes a gain on liquidation, such gain is taxable for Federal income tax purposes even though all of such proceeds are reinvested.

(4)  Transfer or Assignment

     A Planholder may (a) assign his or her Plan and the Fund shares held thereunder to a bank or loan institution as security for a loan; or (b) transfer and assign his or her Plan and Fund shares to another person, in the form and manner acceptable to the Sponsor. If assignment is made without consent of the Sponsor it will not be recorded on the records of the Plan. (There is a fee, currently $2.25, for each assignment or transfer.)

(5)  Complete Withdrawal and Termination

     A Planholder of a Single Payment Plan or Periodic Payment Plan may, at any time, terminate his or her Plan by surrendering the Plan Certificate and other required documents, where applicable, to Administrative Data Management Corp., 581 Main Street, Woodbridge, New Jersey 07095, Attention: Non-Retirement Dept. and may request delivery of the Fund shares accumulated, registered in his or her name, or request their redemption and remittance to the Planholder of the proceeds of such redemption. (There is a fee, currently $2.25, for withdrawal or liquidation prior to completion of Periodic Payment Plans or before expiration of ten years for Single Payment Plans.) Requests for termination and complete liquidation or withdrawal must be in writing. Please refer to "Method of Selling Shares" for instructions on making a complete withdrawal or termination. Any adjustment in sales or other charges occasioned by virtue of termination by the Planholder through the exercise of the refund privileges (see "Refund Privileges") will be made at the same time. The redemption price is the net asset value of Fund shares effective after receipt of the request in "good order," as defined below, by Administrative Data Management Corp., 581 Main Street, Woodbridge, New Jersey 07095.

(6)  Reports, Receipts and Notices

     The Sponsor will mail to each Periodic Payment Planholder a receipt of each payment, including a statement of the number of shares held for his or her account, and notices of payments due in advance of their due date. The Planholder will also be sent annual and semi-annual reports of the Fund, distribution notices and tax statements relating to the Plan (TIN 13-3094384), and at least annually a current Fund Prospectus.

(7)  Voting Rights

     The Planholder will be sent notice of any meeting at which his or her Fund shares may be voted and will be sent voting instruction forms. The Sponsor will cause the Custodian to vote any Planholder's shares in accordance with the Planholder's instructions, or if the Planholder so requests, to give him or her a proxy or otherwise arrange for his or her exercise of voting rights at any meeting. If the Planholder does not exercise any of the above privileges, the Sponsor will cause the Custodian to vote his or her Fund shares for or against each matter on which the Planholder is entitled to vote, in the same proportion as indicated in the voting instructions given the Custodian on behalf of other Planholders.

(8)  Prepayment

     Planholders of Periodic Payment Plans may accelerate completion of a Plan by making full or partial payments in advance of their due dates. Such prepayments do not in any way accelerate the due dates of unpaid payments. Unpaid payments will be considered to be due on that date on which they would have originally been required if all prior payments (whether or not in fact made in advance) had been made when they were respectively due. In the event the Planholder makes a payment aggregating twelve or more monthly payments, the deductions therefrom for maintenance and custodian fees will be reduced by 50% of the scheduled fees. A Planholder considering advance payments should keep in mind that direct purchases of Fund shares enable the investor to put more of his or her money to work immediately and over the life of the Fund account than would be possible under the life of a Plan offered hereby.

(9)  Refund Privileges

     Within 45 days after the issuance of the Plan Certificate, Planholders of Periodic Payment Plans will receive a statement of charges to be deducted from the projected Plan payments and a notice of his or her right to withdraw from the Plan. Planholders electing to exercise this right of withdrawal will receive a full refund of all charges deducted from payments made plus the net asset value of Fund shares accumulated in his or her Plan account, provided the Planholder surrenders his or her Plan Certificate to the Sponsor, First Investors Corporation, 581 Main Street, Woodbridge, New Jersey 07095, Attention:
Non-Retirement Dept., so that it is received within 45 days after the mailing to the Planholder of such withdrawal notice. Please refer to "Method of Selling Shares" for instructions on making requests for refunds of sales charges.

     If a Planholder misses any three payments (which need not be consecutive) among the first fifteen payments due under his or her Plan or any one payment thereafter, but prior to the 18th payment, the Planholder will receive a separate written notice informing the Planholder of (1) the right to surrender his or her Plan Certificate, (2) the value of his or her Plan account at the time of the mailing of the notice, and (3) the amount to which he or she is entitled. Moreover, the Planholder has a right to request a refund of the portion of the sales charges which exceeds 15% of the gross payments he or she has made plus the then net asset value of the Fund shares accumulated in his or her Plan account, provided the Planholder surrenders his or her Plan Certificate so that it is received by the Sponsor at the address in the preceding paragraph within 18 months of the date the Plan Certificate was issued. Planholders will be sent notices setting forth these refund privileges not less than 30 days and not more than 60 days prior to the expiration of the 18 month right to receive a refund.

(10) Completion of Plan

     Upon completion of all Plan payments, the Planholder may elect to terminate the Plan or have the Fund shares accumulated under the Plan held in his or her Plan account.

     A Planholder who elects to terminate the Plan account may either receive the proceeds from the redemption of the Fund shares held in his or her account or transfer those shares to a Fund account. Reference is made to "Method of Selling Shares" for instructions on how to terminate a Plan. Planholders who elect to receive the proceeds from the redemption of Fund shares will realize a gain or loss for Federal income tax purposes.

     As soon as possible after the close of each calendar year, the Planholder will be advised of the amount and nature of the distributions declared on his or her behalf during such year. Planholders who elect to have their investment remain in their Plan account may make no more payments or contributions into the account. Dividend and capital gain distributions will continue to be paid on the Fund shares held in the Planholder's account and annual maintenance and custodian fees will continue to be deducted from the Planholder's account.

                            METHOD OF SELLING SHARES

     A Planholder may, by written request filed with the Sponsor, direct the redemption of some but not all of the Fund shares credited to his or her Plan account or, upon surrender of the Plan Certificate, terminate the Plan and direct the redemption of all of his or her shares. The Sponsor will cause payment to be made by check within seven days after the written request for liquidation or termination "in good order" is received by Administrative Data Management Corp. Requests for liquidation or termination should be addressed to Administrative Data Management Corp., 581 Main Street, Woodbridge, New Jersey 07095-1198, Attention: Non-Retirement Department. "Good order" means that the request for liquidation or termination must include:

     (1) a letter of instruction specifying the account number, the name of the Plan and the number of Fund shares or dollar amount to be redeemed. This request must be signed by all registered Planholder(s) in the exact name(s) in which the account is registered;

     (2) required signature guarantees;

     (3) in the case of termination requests only, the Plan Certificate, if one was issued; and

     (4) other supporting legal documents, as required by Administrative Data Management Corp. In the case of estates, trusts, guardianships, custodianships, corporations, partnerships or other organizations, additional information may be required. Please call Administrative Data Management Corp. at 1-800-423-4026 for further information.

     If information is missing, your request is ambiguous or the value of your account is less than the amount indicated on your request, the redemption will not be processed. Administrative Data Management Corp. will seek additional information and process the redemption on the day it receives such information.

     If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, which may take up to fifteen days from date of purchase.

     Signature Guarantees. A signature guarantee is designed to protect you, the Plan and its agents. Each Plan reserves the right to require signature guarantees in order to process certain transaction requests. A notary public is not an acceptable guarantor. Call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

     The redemption price of Fund shares will be the net asset value per share next determined after receipt by Administrative Data Management Corp. of the request "in good order," as noted above. To the extent that there are offsetting new purchases on the same day for the accounts of other Planholders, redemptions will be netted against those purchases. If, on any business day, there are more shares offered for redemption than required for new purchases, the excess will be presented to the Fund for redemption or repurchase at the next determined net asset value. For a discussion of emergency pricing practices when FIC's Woodbridge offices are unable to open for business due to an emergency, see the Fund's Statement of Additional Information. The right to receive cash, however, may be suspended during any period when the Fund shall have suspended the right to redeem its shares. The Fund's Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the Securities and Exchange Commission ("Commission") or the NYSE is closed for other than weekends and holidays, (b) the Commission has by order permitted such suspensions, or (c) an emergency, as defined by rules of the Commission, exists during which time the sale of portfolio securities or valuation of securities held by the Fund are not reasonably practicable. For additional information regarding redemption rights and suspension thereof, refer to the Fund's Prospectus.

                       TERMINATION OF PLAN BY THE SPONSOR

     Either the Sponsor or the Custodian may, but is not required to, terminate a Plan as hereinafter provided, after:

     a) the expiration of 20 years from the date of inception of a Single Payment Plan;

     b) the expiration of 20 years from the date of inception of a Periodic Payment Plan providing for 120 payments over 10 years; or

     c) the expiration of 25 years from the date of inception of a Periodic Payment Plan providing for 180 payments over 15 years.

     If a Planholder fails to make a Plan payment on or before the due date, he or she will be considered in default. Should any Planholder continue in default for a period of two years or more, the Sponsor may terminate his or her Plan as hereinafter provided. As a matter of policy the power to terminate because of default will usually be exercised only when the default has continued over a comparatively long period and the dividend and capital gain distributions on the Fund shares are insufficient to cover maintenance and custodian charges.

     If the Sponsor or the Custodian shall determine to exercise its right to terminate any Plan for the reasons noted above, the Sponsor will mail to the Planholder at his or her address noted on its records a notice of termination. Within 60 days of the date of such notice of termination, the Planholder must surrender the Plan Certificate to the Sponsor and elect to receive either: (a) a share certificate for the amount of full Fund shares and the proceeds of any fractional Fund share accumulated in his or her Plan account or; (b) the proceeds from the redemption of all Fund shares in the account. If the Planholder fails to so elect, the Sponsor may, without further notice, either:
(a) cause the issuance of a share certificate in the Planholder's name for the amount of full Fund shares accumulated in his or her Plan account and the redemption of any fractional Fund share; or (b) cause the redemption of all Fund shares in the Plan account. The Sponsor will hold the share certificate or the net proceeds from the redemption of Fund shares for delivery or payment to the Planholder upon surrender of the Plan Certificate. If the Planholder does not surrender his or her Plan Certificate after an additional 60 days, the Sponsor may, without receiving a Plan Certificate, mail to the Planholder at his or her address noted on its records either: (a) a share certificate for the amount of full Fund shares and a check for the fractional Fund share; or (b) a check representing the net proceeds of the redemption of all Fund shares in the Plan account Reference is made to the Fund's Prospectus for the method of redeeming share certificates. Planholders who elect to receive the proceeds from the redemption of Fund shares will realize a gain or loss for Federal income tax purposes.

     Furthermore, a Planholder who does not make the regularly scheduled second payment within a period of 60 days after it becomes due shall be considered in default. In such event, the Sponsor reserves the right to terminate the Plan by giving the Planholder written notice and refunding the entire initial payment, less deductions, upon surrender of the Plan Certificate.

     Reference is made to "Other Deductions" relative to charges made after completion of ten or fifteen years or in cases of default. Such deductions that cannot be satisfied from distributions available will be made from the redemption of Fund shares held in the Planholder's account.

     No interest will be payable on funds held for Planholders pending surrender of Plan Certificates. Any assets undelivered to the Planholder shall be held by the Custodian in custody, subject to disposition under applicable state law.

     Any notice required or permitted to be given to the Planholder shall be conclusively deemed to have been given when such notice is enclosed in an envelope, addressed to the Planholder at the Planholder's address, as noted on the records, and deposited in the United States Mail, postage prepaid. The date of the mailing of such notice shall be deemed to be the date of giving such notice.

                               EXCHANGES OF PLANS


     You may exchange, at relative net asset value of the Fund, shares from any other single or periodic payment plan of the same type and denomination for which FIC is the Sponsor without paying an additional sales charge. If a Planholder elects to exercise this exchange privilege, he or she pays the same sales charge on additional payments, and has the same rights and privileges, under the new plan as under the current plan. Exchanges can only be made from accounts registered to identical owners. Additionally, the Plan must be available for sale in the state where you reside. A $10.00 exchange fee is charged for each such exchange. A check for the fee may be submitted to Administrative Data Management Corp. If the exchange fee is not submitted with the request, it will be deducted from your Plan account. In addition, the $2.25 redemption fee applicable to Plan liquidations (see "Other Deductions") is charged for each exchange.


     Before exchanging your Plan, you should read the Prospectus for the underlying Fund investment into which the exchange is to be made. You may obtain this Prospectus and information with respect to which plans qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order" by Administrative Data Management Corp., 581 Main Street, Woodbridge, New Jersey 07095, Attention:
Non-Retirement Dept., before the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), will be processed at the net asset value of the underlying Fund shares determined as of the close of regular trading on the NYSE on that day; exchange requests received after that time will be processed on the following trading day.

     Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of the Fund's other shareholders. Accordingly, the Sponsor has the right, at its sole discretion, to limit the amount of an exchange, impose a holding period, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. The Sponsor in consultation with the Funds' investment adviser, will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and its other shareholders. Any such restriction will be made by the Sponsor on a prospective basis only, upon notice to the Planholder not later than ten days following such Planholder's most recent exchange.

     An exchange between Plans will result in a taxable gain or loss to you, depending on whether the redemption proceeds from the underlying Fund shares are more or less than your adjusted basis for the Plan you are presently participating in (which normally includes the sales charges paid under such Plan). Please refer to "Taxes" and the applicable Fund's Prospectus.

                         SUBSTITUTION OF OTHER SHARES AS
                      THE UNDERLYING INVESTMENT OF THE PLAN

     Subject to prior approval of the Commission, the Sponsor may, whenever the Sponsor deems it to be in the best interest of the Planholders, substitute other shares as the underlying investment of the Plan. Such substitution may include shares previously purchased or may affect only shares to be purchased. Shares to be substituted must be generally comparable to the shares previously purchasable under the Plan and as a matter of policy will be limited to shares registered with the Commission. Before any substitution may be made by the Sponsor it shall:

     (1) Apply for and receive prior approval from the Securities and Exchange Commission permitting such substitution under the provisions of Section 26(b) of the Investment Company Act of 1940, as amended;

     (2) Notify the Custodian of the proposed substitution;

     (3) Give written notice of the proposed substitution to the Planholders, describing the new shares and notifying them that unless they surrender their Plan Certificates to the Sponsor for termination within 30 days, they will be conclusively deemed to have authorized the substitution; and

     (4) In the case of substitution of new shares for shares previously purchased, furnish new shares which have an aggregate net asset value at least equal to the aggregate value of the shares previously purchased, based on their published or quoted bid price.

     Unless the Sponsor shall receive from the Planholder, within 30 days from the date of the Sponsor's notice, written notice that he or she desires to make a complete withdrawal, the Sponsor is authorized to cause the purchase of new shares and, if the old shares are to be exchanged, to exchange the old shares for the substituted shares.

     In the event of substitution the Planholder is required to be advised in writing within 5 days after such substitution is made. Any expenses and charges involved in such substitution, other than proper transfer taxes and charges, will be borne by the Sponsor.

     In the event that shares used as the underlying investment of the Plan may not be purchasable for a period of 90 days, and if the Sponsor does not substitute other shares, it is agreed that the Plan will be terminated, and the Sponsor is authorized to complete such termination.

                             SPONSOR AND UNDERWRITER

     First Investors Corporation (TIN 13-2608328), 95 Wall Street, New York, N.Y., 10005, was organized under the laws of the State of New York in February 1968. It is a member of the National Association of Securities Dealers, Inc. First Investors Corporation is the Sponsor and the Underwriter of the Plan. The Plan is offered for sale by registered representatives of the Underwriter.

     First Investors Corporation also acts as the Sponsor and Underwriter of Periodic and/or Single Payment Plans for investment in First Investors
Government Fund, Inc., First Investors Insured Tax Exempt Fund, Inc., First Investors High Yield Fund, Inc. and First Investors Fund For Income, Inc. and as underwriter for the First Investors family of mutual funds.

     First Investors Consolidated Corporation owns all of the outstanding stock of First Investors Corporation and Administrative Data Management Corp. and all of the outstanding voting common stock of First Investors Management Company, Inc., the investment adviser to the Fund. Mr. Glenn O. Head controls First Investors Consolidated Corporation and therefore controls First Investors Management Company, Inc.


     The Sponsor and its administrative agent, Administrative Data Management Corp., a subsidiary of First Investors Consolidated Corporation, the Sponsor's parent organization, are responsible for the performance of all regular bookkeeping and administrative services with respect to the Plan, as more fully set forth below. In addition, the Sponsor is responsible for the performance of certain special administrative services, specifically: causing the mailing to Planholders of prospectuses, when applicable, annual and semiannual reports of the Fund, and required dividend and tax notices; and causing an independent annual audit of the records of the Custodian and the preparation and filing of required tax returns. The Sponsor receives all of the maintenance and custodian fees deducted from payments or imposed on an annual basis as set forth on pages 3 through 5 and all of the fees for specific services as set forth under "Other Deductions." For the year ended December 31, 1997, these fees amounted to $21,089, all of which were paid to Administrative Data Management Corp. The Sponsor assumes no duties or obligations not specifically imposed upon it by the Plan.


     In general, and without limitation, the bookkeeping and administrative services assumed by the Sponsor and Administrative Data Management Corp. are comprised of the maintenance of all records relating to the Planholders and their accumulated Fund shares, the processing of payments from Planholders, the processing of proceeds to withdrawing or terminating Planholders, the placement of orders with the Underwriter for the purchase and redemption of Fund shares on behalf of the Planholders, the calculation of the number of shares to be purchased or redeemed or credited as dividend or capital gain distributions, the causing of the mailing of all required notices and other information to Planholders and the handling of all contact and correspondence with and inquiries from Planholders.


     First Investors Corporation paid its three highest paid officers aggregate compensation from salaries or commissions of $1,131,130 during 1997. The aggregate remuneration paid to all other officers during 1997 was $1,563,882. Compensation of sales officers, sales supervisory personnel and registered representatives totaled $29,035,008 while administrative personnel excluding officers received $5,598,35 during 1997. The aggregate directors fees paid in 1997 totalled $20,000.

     A blanket fidelity bond in an amount of $5,000,000 is carried with Gulf Insurance Company. An excess blanket fidelity bond in an amount of $20,000,000 is carried with the ICI Mutual Insurance Company. A $30,000,000 Directors and Officers/Errors and Omissions Liability Insurance Policy is also carried with ICI Mutual Insurance Company.


                                    CUSTODIAN

     The Bank of New York (TIN 13-4941102), 48 Wall Street, New York, N.Y., 10286, acts as Custodian under a Custodian Agreement dated November 12, 1987. The Custodian is subject to supervision by the New York State Banking Commission. The duties of the Custodian under the provisions of the Custodian Agreement are minimal. The Custodian holds all securities, cash, checks and other property in which the funds of the Planholders are invested or are to be invested, all funds held for such investment, all redemption proceeds, and other special funds of the Planholders, and all income upon, accretions to, and proceeds of such property and funds to the extent such assets are delivered to it. All such assets are held subject to such disbursements as the Sponsor may direct and subject to a charge for the fees of the Custodian. The Sponsor directs the Custodian to make disbursements in accordance with the provisions of the Plan.

     The Custodian assumes no duties or obligations not specifically imposed upon it by the Plan. Without limiting the generality of the foregoing, the Custodian assumes no responsibility for the choice of the investment, the investment policies of the investment adviser to the Fund, or for any acts or omissions on the part of the Sponsor. The Custodian specifically does not assume the duties of investment ordinarily imposed upon a trustee, and its only obligations are, as set forth above, to function as bare Custodian under the Plan. The Custodian may not resign its custodianship under the Plan unless the Plan has been terminated or unless a successor Custodian has been designated and has accepted the custodianship.

     The Custodian shall have a lien upon the Fund shares held for Planholders and the proceeds from any redemption thereof for its fees and reimbursable expenses to the extent that payments by the Planholder and distributions received on such Fund shares may be insufficient to pay the same. For the fiscal year ended December 31, 1997 there were no fees paid to the Custodian for services rendered on behalf of the Plan.


                                      TAXES

     Under the Internal Revenue Code of 1986, as amended ("Code"), you are deemed, for Federal income tax purposes, to be the owner of the Fund shares accumulated in your Plan account. The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Code, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.

     Dividends from the Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or in additional Fund shares. Distributions of the Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether paid in cash or in additional Fund shares, regardless of the length of time you have owned your shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to an individual's net capital gain depending on the individual's holding period and marginal rate of federal income tax-generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Pursuant to an Internal Revenue Service notice, the Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.

     If you purchase shares shortly before the record date for a dividend or other distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. You will receive an annual statement following the end of each calendar year describing the tax status of distributions paid by the Fund during that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to individuals' net capital gain indicated above.

     The Sponsor is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if the Sponsor is not furnished with your correct taxpayer identification number, and that percentage of dividends and such distributions in certain other circumstances.

     If you itemize deductions for Federal income tax purposes, you may deduct maintenance and custodian fees deducted from payments and/or dividend and capital gain distributions only if the requirements applicable to the deductibility of "miscellaneous itemized deductions" are satisfied. The sales charges paid in acquiring your Plan should be included for tax purposes in the cost of the Plan and reinvested dividends or distributions.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the Fund's Prospectus and Statement of Additional Information for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You therefore are urged to consult your own tax advisor.

              OFFICERS AND DIRECTORS OF FIRST INVESTORS CORPORATION

     The following sets forth the officers and directors of First Investors Corporation as well as information as to their other affiliations:

GLENN O. HEAD
     Chairman of the Board and Director, 95 Wall Street, New York, NY 10005. Chairman of the Board and Director of First Investors Management Company, Inc., First Investors Consolidated Corporation and Administrative Data Management Corp., and an officer and/or director of other affiliated companies of First Investors Corporation as well as the investment companies of the First Investors Group.

MARVIN HECKER
     President, 95 Wall Street, New York, NY 10005. Prior to March 1995, First Vice President, Executive Sales.

LAWRENCE A. FAUCI
     Senior Vice President and Director, 95 Wall Street, New York, NY 10005. Senior Vice President of First Investors Consolidated Corporation.

LOUIS RINALDI
     Senior Vice President, 581 Main Street, Woodbridge, NJ 07095. Senior Vice President of Administrative Data Management Corp.

FREDERICK MILLER
     Senior Vice President, 581 Main Street, Woodbridge, NJ 07095. Senior Vice President of Administrative Data Management Corp.

KATHRYN S. HEAD
     Vice President and Director, 581 Main Street, Woodbridge, NJ 07095. President and Director of First Investors Consolidated Corporation, First Investors Management Company, Inc. and Administrative Data Management Corp. and an officer and/or director of other affiliated companies of First Investors Corporation as well as the investment companies of the First Investors Group.

JOHN T. SULLIVAN
     Director, 95 Wall Street, New York, NY 10005. Director of First Investors Management Company, Inc., First Investors Consolidated Corporation and Administrative Data Management Corp. and an officer and/or director of certain affiliated companies of First Investors Corporation as well as the investment companies of the First Investors Group.

ROGER L. GRAYSON
     Director, 95 Wall Street, New York, NY 10005. President and Director, First Investors Resources. Director, First Investors Consolidated Corporation. A commodities portfolio manager and a director of the investment companies of the First Investors Group.

JEREMY J. LYONS
     Director, 56 Weston Avenue, Chatham, NJ 07928. Publisher, Springer-Verlag Inc. (publishing), New York, NY. Prior to September 1993, with W.H. Freeman & Co. (publishing), New York, NY.



JANE W. KRUZAN
     Director, 232 Adair Street, Decatur, GA 30030. Corresponding Secretary of charitable organization.

ANNE CONDON
     Vice President, 581 Main Street, Woodbridge, NJ 07095. Senior Vice President of Administrative Data Management Corp.

MATTHEW SMITH
     Vice President, 581 Main Street, Woodbridge, NJ 07095.

ELIZABETH REILLY
     Vice President, 581 Main Street, Woodbridge, NJ 07095.

LARRY R. LAVOIE
     Secretary and General Counsel, 95 Wall Street, New York, NY 10005. Officer of certain affiliated companies of First Investors Corporation.

JOSEPH I. BENEDEK
     Treasurer, 581 Main Street, Woodbridge, NJ 07095. Officer of other affiliated companies of First Investors Corporation as well as the investment companies of the First Investors Group.


ROBERT FLANAGAN
     Vice President-Sales Administration, 95 Wall Street, New York, NY 10005. Vice President of First Investors Consolidated Corporation. Prior to May 15, 1997, Associate Vice President of First Investors Corporation.

WILLIAM M. LIPKUS
     Chief Financial Officer, 581 Main Street, Woodbridge, NJ 07095. Chief Financial Officer, First Investors Management Company, Inc., Chief Financial Officer and Treasurer, Administrative Data Management Corp. And an officer of certain affiliated companies of First Investors Corporation.


OTHER OFFICERS


Gary Abbott, Associate Vice President
Philip Adriani, Jr., Associate Vice President
Fred Jacobs, Associate Vice President
Concetta Durso, Assistant Vice President and Assistant Secretary
Randy Pagan, Assistant Vice President
Mark Segal, Assistant Vice President

Carol Lerner Brown, Assistant Secretary
Frank Williams, Assistant Secretary


SALES OFFICERS

ALVIN BLUMENFELD, Executive Vice President..........Scarsdale Division Executive
MYRON FELTHEIMER, Executive Vice President....................Penn Plaza Complex

HOWARD FROMAN, Executive Vice President.............Scarsdale Division Executive

JOHN BUCSEK, Senior Vice President.........................Grand Central Complex
CONRAD CHARAK, Senior Vice President..........................Penn Plaza Complex
BRUCE COBEY, Senior Vice President..................Scarsdale Division Executive
GEORGE KECHEJIAN, Senior Vice President.............Scarsdale Division Executive

Thomas Barden, Senior Vice President,...........................Executive Office
John Murphy, Senior Vice President...........................Springfield Complex
Richard Nadeau, SeniorVice President............................Executive Office
Stuart Rudnick, Senior Vice President..........................Scarsdale Complex
Jay Stainsby, Senior Vice President..............................Buffalo Complex

Bruce Katz, Regional Vice President................................Miami Complex
Andrew Levenson, Regional Vice President..........................Boston Complex
James Morton, Regional Vice President............................Chicago Complex
Paul Prete, Regional Vice President............................New Haven Complex
Ronald Rovelli, Regional Vice President..........................Norfolk Complex
Salvatore Talamo, Regional Vice President...................Indianapolis Complex
Sam Agust, Vice President.................................Penn Plaza    NY
Paul Caccomo, Vice President............................Oakland Park    FL
Avra Cohn, Vice President.....................................Skokie    IL
Denis Collins, Vice President................................Atlanta    GA
John Cupo, Vice President..................................Scarsdale    NY
Richard Di Paolo, Vice President............................Columbus    OH
Steven Domenitz, Vice President.............................Rockland    NY
John Golden, Vice President..............................Garden City    NY
Gus Graff, Vice President.................................Hicksville    NY
James Hoysick, Vice President.................................Denver    CO
Brian Kennedy, Vice President..............................Cleveland    OH
Mary McConnell, Vice President............................Penn Plaza    NY
Thomas Morin, Vice President................................Richmond    VA
Loren Morse, Vice President...............................Binghamton    NY
Fred Nero, Vice President.....................................Albany    NY
James Reilly, Vice President............................Jersey Shore    NJ
Richard Risley, Vice President..............................Hartford    CT
Terry Wasserman,  Vice  President........................Center City    PA
Norman Wigutow, Vice President..........................Capitol Hill    VA
Frank Williams, Vice President...........................Wall Street    NY
Max Zwiebel, Vice President...............................Penn Plaza    NY

Frank Cimino, Senior Resident Vice President..........Central Jersey    NJ
Philip Franco, Senior Resident Vice President.........Central Jersey    NJ
Albert Gallo, Senior Resident Vice President..............Penn Plaza    NY
Peter Kulas, Senior Resident Vice President...........Central Jersey    NJ
Louis Lomardi, Senior Resident Vice President..........Grand Central    NY
Richard Paul, Senior Resident Vice President..........Central Jersey    NJ
Edmund Reichard, Senior Resident Vice President..........Wall Street    NY
Buddy Schiff, Senior Resident Vice President.............Garden City    NY
Jack Tuck, Senior Resident Vice President.................Lauderhill    FL

Janice Barlow, Resident Vice President.........................Tampa    FL
Robert Bugdal, Resident Vice President................Central Jersey    NJ
Michael Campbell, Resident Vice President....................Buffalo    NY
Steve Cooper, Resident Vice President.........................Tucson    AZ
Garrett Cutler, Resident Vice President................Grand Central    NY
Rufus Ensley, Resident Vice President.....................Penn Plaza    NY
Christine Froman, Resident Vice President..................Scarsdale    NY
Sal Gallo, Resident Vice President........................Penn Plaza    NY
Peter Hesbacher, Resident Vice President................Jersey Shore    NJ
Walter Markowitz, Resident Vice President..............Grand Central    NY
Hyman Morgenstein, Resident Vice President................Penn Plaza    NY
William Newman, Resident Vice President....................New Haven    CT
Alvin Person, Resident Vice President.....................Penn Plaza    NY
Henia Reiser, Resident Vice President.....................Penn Plaza    NY
Frank Sautner, Resident Vice President................Central Jersey    NJ
Gregory Steinmetz, Resident Vice President.....................Miami    FL
Sanford Zipser, Resident Vice President...................Hicksville    NY

Cynthia Bordeaux, Associate Vice President.................Beaverton    OR
Dennis Burd, Associate Vice President.....................Pittsburgh    PA
Jack Cline, Associate Vice President......................Fort Worth    TX
Michael Fioroni, Associate Vice President................Springfield    MA
Robert Flood, Associate Vice President.........................Tampa    FL
Gregory Gelineau, Associate Vice President..........Narragansett Bay    RI
John Gentry, Associate Vice President...............Nebraska Central    NE
Dino Giovannone, Associate Vice President...................Wheeling    WV
Robert Graef, Associate Vice President.....................New Haven    CT
Alan Kasser, Associate Vice President........................Houston    TX
Joy Kourkounis, Associate Vice President.....................Buffalo    NY
Stephen Krise, Associate Vice President....................Charlotte    NC
Christopher Long, Associate Vice President..............Capitol Hill    VA
Vincent Martucci, Associate Vice President..............North Jersey    NJ
John Timothy McCue, Associate Vice President.............Wall Street    NY
Luciano Miceli, Associate Vice President.....................Buffalo    NY
Timothy Smith, Associate Vice President.....................Newburgh    NY
William Stead, Associate Vice President......................Phoenix    AZ
Forrest Strickland, Associate Vice President...............Beaverton    OR

Anthony Angarola, Assistant Vice President...............Garden City    NY

Rupi Arora, Assistant Vice President......................Penn Plaza    NY
Charu Ashar, Assistant Vice President.......................Newburgh    NY
Kofi Awere, Assistant Vice President...................Grand Central    NY
Vera Baker, Assistant Vice President.....................Garden City    NY
Sandro Barone, Assistant Vice President.................Capitol Hill    VA
Arnie Bergman, Assistant Vice President......................Seattle    WA
Amy Blake, Assistant Vice President...........................Tuscon    AZ
Catherine Bucsek, Assistant Vice President..................Hamilton    NJ
Sean Callon, Assistant Vice President......................Rochester    NY
Jeffrey Capellen, Assistant Vice President.................Beaverton    OR
Kelle Cline, Assistant Vice President.....................Fort Worth    TX
Paul Combs, Assistant Vice President.......................Cleveland    OH
Michael Connell, Assistant Vice President...................Columbus    OH
Paul Corapi, Assistant Vice President...................Jersey Shore    NJ
Lisa Danielson, Assistant Vice President.................Center City    PA
Curtis Davis, Assistant Vice President......................San Jose    CA
Theodore Davis, Assistant Vice President......................Albany    NY
Lisa DiPaolo, Assistant Vice President..................Indianapolis    IN
Barbara Donelin, Assistant Vice President.....................Boston    MA
Leslie Dossett, Assistant Vice President.................Springfield    MA
Jay Epstein, Assistant Vice President........................Buffalo    NY
Johnny Fu, Assistant Vice President......................Wall Street    NY
Jack Gardner, Assistant Vice President...................Wall Street    NY
Anne Geddes, Assistant Vice President........................Detroit    MI
Dale Gibson, Assistant Vice President........................Houston    TX
Henry Golinski, Assistant Vice President...............Grand Central    NY
Timothy Good, Assistant Vice President.....................Beaverton    OR
Jeffrey Grandy, Assistant Vice President...................Beaverton    OR
Benjamin Griffith, Assistant Vice President..................Detroit    MI
Herman Groen, Assistant Vice President....................Penn Plaza    NY
Annette Hammortree, Assistant Vice President...................Elgin    IL
Timothy Hansen, Assistant Vice President................Indianapolis    IN
Willis Hayes, Assistant Vice President.....................City Line    PA
William Henderson, Assistant Vice President....................Astro    TX
Steven Hurter, Assistant Vice President......................Seattle    WA
Fredrick Johnson, Assistant Vice President..............Capitol Hill    VA
Kevin Keating, Assistant Vice President.....................Wheeling    WV
Rena Komarmy, Assistant Vice President.......................Detroit    MI
Gregory Knupp, Assistant Vice President.....................Syracuse    NY
Robert Kunin, Assistant Vice President..................North Jersey    NJ
John  Laggis,   Assistant  Vice   President................New Haven    CT
Douglas Lake, Assistant Vice President....................Hicksville    NY
Arthur Lokos, Assistant Vice President....................Penn Plaza    NY
Michael Mancuso, Assistant Vice President....................Buffalo    NY
Louis Manzo, Assistant Vice President................Hamilton Square    NJ
Robert McGeorge, Assistant Vice President..................Keeneland    KY
Donald McKell, Assistant Vice President.....................Columbus    OH
Joyce Messecar, Assistant Vice President.......................Tampa    FL

Kathleen Morton, Assistant Vice President....................Chicago    IL
Karol Noble, Assistant Vice President.......................Hartford    CT
Anurati  Patel,   Assistant  Vice   President..............New Haven    CT
Richard Perry, Assistant Vice President....................Beaverton    OR
Susan Perry, Assistant Vice President......................Beaverton    OR
Anthony Philbin, Assistant Vice President.................Penn Plaza    NY
Mark Phillips, Assistant Vice President........................Tampa    FL
Mathias Rick, Assistant Vice President.....................Charlotte    NC
David Roy, Assistant Vice President...........................Boston    MA
Ian Ruderman, Assistant Vice President................Central Jersey    NJ
Harvey Sanders, Assistant Vice President.................Wall Street    NY
Tim Scrodin, Assistant Vice President.........................Albany    NY
Stephen Scully, Assistant Vice President.....................Chicago    IL
Peter Shalvoy, Assistant Vice President................Grand Central    NY
Judith Shedden, Assistant Vice President..................Penn Plaza    NY
Magdelene Soukup, Assistant Vice President..........Nebraska Central    NE
William Stebbins, Assistant Vice President..................San Jose    CA
Robert Stutzman, Assistant Vice President...........Nebraska Central    NE
Glenn Thorning, Assistant Vice President.................New Orleans    LA
Albert Troisi, Assistant Vice President.......................Elmira    NY
Leslie Troisi, Assistant Vice President.......................Elmira    NY
Anthony Trozzi, Assistant Vice President..................Penn Plaza    NY
Brian VanHouwe, Assistant Vice President............Narragansett Bay    RI
Landon Vath, Assistant Vice President....................Twin Cities    MN
Dan White, Assistant Vice President.......................Penn Plaza    NY
Casey Winningham, Assistant Vice President..................San Jose    CA
Thomas Wissenbach, Assistant Vice President................New Haven    CT


                         STATISTICAL DATA APPLICABLE TO
                              FIRST INVESTORS PLANS

                        CONTRACTUAL PLAN VS. OPEN ACCOUNT
                  COST COMPARISON ($50 per Month--10 Year Plan)

                                                                                         THE UNDERLYING FUND
                             FIRST INVESTORS PLAN                                       UNDER AN OPEN ACCOUNT
 ----------------------------------------------------------------------------------------------------------------
                                             Maintenance                     % Net            % Sales     % Net
                                                 and               % Total Investment  Total   Charges  Investment
                           Total     Sales    Custodian     Total   Sales  to Total    Sales  to Total  to Total
                          Payments   Charge      Fees      Charges  Charge Payments   Charges Payments  Payments
                          --------   ------      ----      -------  ---------------   ----------------  --------
 6 Months..........     $   350.00 $ 173.25   $  10.50     $183.75  49.50%   47.50%  $ 21.53    6.25%    93.75%
 1 Year............         650.00   321.75      19.50      341.25  49.50    47.50     39.98    6.25     93.75
 2 Years...........       1,250.00   327.03      37.50      364.53  26.16    70.84     76.88    6.25     93.75
 10 Years..........       6,000.00   368.83     180.00      548.83   6.15    90.85    369.00    6.25     93.75

                          $6,000 TEN-YEAR PAYMENT PLAN

            ILLUSTRATION OF A PLAN UNDER FIRST INVESTORS CORPORATION
               CONTRACTUAL PLANS FOR THE ACCUMULATION OF SHARES OF
                        FIRST INVESTORS GLOBAL FUND, INC.

     This illustration is in terms of an assumed investment of $50 per month for the period January 1, 1988 to December 31, 1997 with dividend and capital gain distributions paid in additional Fund shares. The Plan provided for ten years of investing and an additional ten years during which dividends from investment income and distributions from capital gains on accumulated Fund shares are paid in shares.

     The period covered was one of fluctuating securities prices. The results shown should not be considered as a representation of the dividend income or capital gain (or loss) which may be realized from an investment made in the Fund today. A program of the type illustrated does not assure a profit, or protect against depreciation in declining markets.

     The table below was computed at the maximum current sales charge of 6.15% and the current maintenance and custodian fees.


                                                       DEDUCTIONS*
                                                  --------------------       BALANCE         Annual
     MONTHLY PAYMENTS         Annual                       Maintenance       INVESTED        Capital    No. of       Net
---------------------------  Dividend     Total                and       AFTER DEDUCTIONS  Gain Distri- Shares      Asset     Total
Year                        Income Re- Cumulative Sales     Custodian  -------------------- bution Re-  Accumu-     Value   Value of
Ended  Annually  Cumulative  invested   Cost (a)  Charge      Fees     Annually  Cumulative  invested   lated(b)   Reinvest  Shares
-----------------------------------------------------------------------------------------------------------------------------------
1988    650.00      650.00       .00      650.00  321.75      19.50     308.75      308.75       .00      73.645     4.46    328.46
1989    600.00    1,250.00     49.34    1,299.34    5.28      18.00     626.06      934.81     94.87     271.018     5.29  1,148.03
1990    600.00    1,850.00      3.91    1,903.25    5.28      18.00     580.63    1,515.44     26.51     335.544     4.63  1,553.57
1991    600.00    2,450.00       .00    2,503.25    5.28      18.00     576.72    2,092.16       .00     449.916     5.41  2,434.05
1992    600.00    3,050.00     22.95    3,126.20    5.28      18.00     599.67    2,691.83       .00     564.309     5.11  2,883.62
1993    600.00    3,650.00      9.38    3,735.58    5.28      18.00     586.10    3,277.93       .00     671.466     6.27  4,210.09
1994    600.00    4,250.00     21.42    4,357.00    5.28      18.00     598.14    3,876.07    126.24     790.371     5.84  4,615.77
1995    600.00    4,850.00     31.81    4,988.81    5.28      18.00     608.53    4,484.60    242.96     925.330     6.57  6,079.42
1996    600.00    5,450.00     43.35    5,632.16    5.28      18.00     620.07    5,104.67    892.11   1,149.992     6.59  7,578.45
1997    550.00    6,000.00     33.09    6,215.25    4.84      16.50     561.75    5,666.42    832.03   1,360.343     6.41  8,719.80
                             -------                                                       ---------
                             $215.25                                                       $2,214.72
                             =======                                                       =========

* Under the terms of this Plan, out of the initial double payment of $100, $49.50 is deducted as a sales charge, with $24.75 being deducted as a sales charge from each of the next 11 payments. Additional deductions include $3.00 from the initial payment and $1.50 from each of the next 11 payments for maintenance and custodian fees. Total deductions from the first 13 payments equal $341.25, or 52.5% of the total of the first 13 monthly payments. If all of the first 10 years' payments are made, total sales charges and other deductions amount to 9.15% of the total agreed payments.

(a) Reflects the cumulative total of monthly payments plus the cumulative amount of dividends paid in shares.

(b) Shares purchased include 976.502 from net payments invested, 36.406 from net dividend income and 347.435 from capital gain distributions.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
First Investors Corporation
    and the Planholders of
    First Investors Single Payment
    and Periodic Payment Plans for the
    Accumulation of Class A Shares of
    First Investors Global Fund, Inc.
New York, New York


We have audited the accompanying statement of assets and liabilities of First Investors Single Payment and Periodic Payment Plans for the Accumulation of Class A Shares of First Investors Global Fund, Inc. as of December 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the plan sponsor, First Investors Corporation. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of Class A Shares held as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by the plan sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Single Payment and Periodic Payment Plans for the Accumulation of Class A Shares of First Investors Global Fund, Inc. at December 31, 1997, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.






Philadelphia, Pennsylvania
March 6, 1998

FIRST INVESTORS SINGLE PAYMENT
AND PERIODIC PAYMENT PLANS FOR THE
ACCUMULATION OF CLASS A SHARES OF
FIRST INVESTORS GLOBAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997
================================================================================

ASSETS
   First Investors Global Fund, Inc. Class A Shares,
      at value (Cost $24,505,612) (Note 3)                                          $26,176,716
   Cash                                                                                   1,980
   Dividend receivable                                                                   80,275
                                                                                    -----------
         Total assets                                                                26,258,971


LIABILITIES
   Custodian and delegated service fees payable                      $    61,013
   Dividends payable in cash                                              19,262
   Federal income tax withheld on liquidations                               648
   Planholders' prepayment of life insurance premiums                        519
   Payable for First Investors Global Fund, Inc.
      Class A Shares purchased                                               813
                                                                     -----------
         Total liabilities                                                               82,255
                                                                                    -----------

NET ASSETS (Equivalent to $6.41 per share based on
   4,083,731 shares of capital stock owned on outstanding plans)                    $26,176,716
                                                                                    ===========





================================================================================
The notes to financial statements are an integral part of these statements

FIRST INVESTORS SINGLE PAYMENT
AND PERIODIC PAYMENT PLANS FOR THE
ACCUMULATION OF CLASS A SHARES OF
FIRST INVESTORS GLOBAL FUND, INC.

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997
================================================================================

INVESTMENT INCOME
   Distributions received on Class A Shares of
      First Investors Global Fund, Inc.
      From: Investment Income                                                      $    99,071
               Realized gains                                                        2,494,112
                                                                                   -----------
      Total investment income                                                        2,593,183

   Expenses
      Custodian fees                                                $    43,581
      Delegated service fees                                             17,438
                                                                    -----------
      Total expenses                                                                    61,019
                                                                                   -----------
         Investment income, net                                                      2,532,164
                                                                                   -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Complete and partial liquidations,
      including shares delivered to
      Planholders at market value
         Proceeds received,
            net of custodian fees of $1,424                           5,082,622
         Cost of shares                                               4,155,269
                                                                    -----------
      Net realized gain                                                                927,353

   Unrealized appreciation (depreciation)
      Beginning of year                                               3,086,750
      End of year                                                     1,671,104
                                                                    -----------
      Net depreciation for the year                                                 (1,415,646)
                                                                                   -----------
         Net realized and unrealized loss
            on plan shares                                                            (488,293)
                                                                                   -----------
            Net increase in net assets
               resulting from operations                                           $ 2,043,871
                                                                                   ===========


================================================================================
The notes to financial statements are an integral part of these statements

FIRST INVESTORS SINGLE PAYMENT
AND PERIODIC PAYMENT PLANS FOR THE
ACCUMULATION OF CLASS A SHARES OF
FIRST INVESTORS GLOBAL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1997 AND 1996
================================================================================

                                                                   1997            1996
                                                               ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
   Investment income - net                                     $  2,532,164    $  3,217,194
   Realized gain on plan liquidations                               927,353         890,247
   Unrealized depreciation on plan shares held                   (1,415,646)       (744,458)
                                                               ------------    ------------
                                                                  2,043,871       3,362,983
   Distributions to Planholders from investment income - net     (2,532,164)     (3,217,194)
   Capital share transactions - net (Note 2)                        114,373       1,865,260
                                                               ------------    ------------

         Net increase (decrease) in net assets                     (373,920)      2,011,049

NET ASSETS
   Beginning of year                                             26,550,636      24,539,587
                                                               ------------    ------------

   End of year                                                 $ 26,176,716    $ 26,550,636
                                                               ============    ============








================================================================================
The notes to financial statements are an integral part of these statements

FIRST INVESTORS SINGLE PAYMENT
AND PERIODIC PAYMENT PLANS FOR THE
ACCUMULATION OF CLASS A SHARES OF
FIRST INVESTORS GLOBAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

================================================================================

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Plan is a unit investment trust registered under the Investment Company Act of 1940. The Plan provides for single payment and periodic payment plans with regular and systematic monthly investments over periods of either ten or fifteen years. The objective of the investment in First Investors Global Fund, Inc. is primarily to seek long-term capital growth and secondarily to earn a reasonable level of current income.

     The following significant accounting policies, which are in conformity with generally accepted accounting principles for unit investment trusts, are consistently used in the preparation of its financial statements.

     SECURITY VALUATION

     Investments are valued at the net asset value of Fund shares held.

     TRANSACTION DATES

     Share transactions are recorded on the trade date. Investment income and realized gains distributions are recorded on the ex-dividend date.

     INCOME TAXES

     No provision is made for federal income tax. All distributions of net investment income and realized gains received by Planholders are treated as if received directly from the underlying Fund. A Planholder realizes a gain or loss on liquidation for cash but not on withdrawal of the underlying Fund shares.


================================================================================

FIRST INVESTORS SINGLE PAYMENT
AND PERIODIC PAYMENT PLANS FOR THE
ACCUMULATION OF CLASS A SHARES OF
FIRST INVESTORS GLOBAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

================================================================================

(2)  CAPITAL SHARES

     At December 31, 1997 and 1996, the Plan held 4,083,731 and 4,028,928 Class A Shares of First Investors Global Fund, Inc., respectively. Capital transactions in First Investors Global Fund, Inc. Class A Shares were as follows:

                                                                 YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                            1997                         1996
                                                --------------------------    --------------------------
                                                   Amount         Shares         Amount        Shares
                                                -----------    -----------    -----------    -----------
      Planholders' payments *                   $ 2,967,658                   $ 3,082,852
                                                -----------                   -----------

      Less
         Sales charges                              241,488                       224,879
         Custodian fees                              42,033                        42,343
         Insurance premiums **                           45                            92
                                                -----------                   -----------
                                                    283,566                       267,314
                                                -----------                   -----------

      Balance invested in Class A Shares
         of First Investors Global Fund, Inc.     2,684,092        380,396      2,815,538        401,473

      Class A Shares of First Investors
         Global Fund, Inc. acquired
         on reinvestment of
         distributions received                   2,512,903        393,811      3,196,549        485,663

      Redemption and cancellations
         of First Investors Global
         Fund, Inc. Class A Shares               (5,082,622)      (719,404)    (4,146,827)      (593,305)
                                                -----------    -----------    -----------    -----------

      Net increase                              $   114,373         54,803    $ 1,865,260        293,831
                                                ===========    ===========    ===========    ===========

*    Net of refunds (See Note 4)

**   Includes excess insurance premiums returned upon plan completions

================================================================================

FIRST INVESTORS SINGLE PAYMENT
AND PERIODIC PAYMENT PLANS FOR THE
ACCUMULATION OF CLASS A SHARES OF
FIRST INVESTORS GLOBAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

================================================================================

(3)  PLANHOLDERS' COST OF FIRST INVESTORS GLOBAL FUND, INC. CLASS A SHARES

     The investment in First Investors Global Fund, Inc. Class A Shares is carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains) in such shares after deduction of sales charges, custodian fees, and insurance premiums, if applicable.

     The totals for each plan type are listed below.

           PLANS OUTSTANDING - DECEMBER 31, 1997
           -------------------------------------

                                               Monthly        Single
                                               Payment       Payment
                                                Plans         Plans         Total
                                             -----------   -----------   -----------
Total agreed payments                        $69,973,200   $   355,154   $70,328,354
                                             ===========   ===========   ===========

Total payments made by Planholders
   on plans outstanding                      $21,688,272   $   355,154   $22,043,426

Reinvested distributions from
   Net investment income                         794,526        59,603       854,129
   Realized gains                              6,403,175       166,731     6,569,906
                                             -----------   -----------   -----------
         Total                                28,885,973       581,488    29,467,461
                                             -----------   -----------   -----------

Deductions
   Fees, taxes and service charges             2,780,534        18,047     2,798,581
   Insurance premiums                              9,205          --           9,205
                                             -----------   -----------   -----------
         Total deductions                      2,789,739        18,047     2,807,786
                                             -----------   -----------   -----------

Net investment in
   First Investors Global Fund, Inc.
       Class A Shares                         26,096,234       563,441    26,659,675
Less cost of partial withdrawals               2,130,524        77,994     2,208,518
                                             -----------   -----------   -----------
Net cost of
   First Investors Global Fund, Inc.
   Class A Shares                             23,965,710       485,447    24,451,157
Return of capital distributions reinvested        53,003         1,452        54,455
Unrealized appreciation                        1,655,183        15,921     1,671,104
                                             -----------   -----------   -----------

Net amount applicable to Planholders         $25,673,896   $   502,820   $26,176,716
                                             ===========   ===========   ===========

FIRST INVESTORS SINGLE PAYMENT
AND PERIODIC PAYMENT PLANS FOR THE
ACCUMULATION OF CLASS A SHARES OF
FIRST INVESTORS GLOBAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

================================================================================

(4)  TRANSACTIONS WITH AFFILIATES

     First Investors Corporation, the Plan Sponsor, receives all sponsor fees from Plan payments and an annual delegated service fee from Plan dividends. Administrative Data Management Corp., the Plan Transfer Agent, receives the custodian fees from Plan payments, dividends and liquidations. Plan payments, as shown in Note 2, are net of sponsor fee refunds of $11,426 and $14,956, and custodian fee refunds of $38 and $132, for the years ended December 31, 1997 and 1996, respectively.

     First Investors Life Insurance Company, Inc. serves as insurer for Plans issued with group reducing term insurance.





================================================================================

THE FINANCIAL STATEMENTS SHOWN BELOW ARE THE SPONSOR'S AND NOT THOSE OF FIRST INVESTORS SINGLE PAYMENT PLANS AND PERIODIC PAYMENT PLANS. THEY ARE INCLUDED IN THE PROSPECTUS FOR THE PURPOSE OF INFORMING INVESTORS AS TO THE FINANCIAL RESPONSIBILITY OF THE SPONSOR AND ITS ABILITY TO CARRY OUT ITS CONTRACTUAL OBLIGATIONS.

                           FIRST INVESTORS CORPORATION
                                  BALANCE SHEET
                                DECEMBER 31, 1997
                                     ASSETS
CURRENT ASSETS
     Cash and cash equivalents...................................................                  $12,260,614
     Marketable securities.......................................................                          623
     Receivables from customers and others.......................................                    2,565,812
     Salesmen advances--net, prepaid expenses and other
        amounts receivable.......................................................                    1,551,386
     Receivable from affiliated companies........................................                        6,918
     Deferred sales commissions .................................................                      700,899
                                                                                                   -----------
        Total current assets.....................................................                   17,086,252
FIXED ASSETS
     Leasehold improvements and equipment (less accumulated
        depreciation and amortization of $1,667,000).............................                      437,860
OTHER ASSETS
     Cash and cash equivalents segregated under
        federal regulations (Note 2)............................................. $  2,041,389
     Deferred sales commissions..................................................    2,102,697
     Other.......................................................................       97,774
                                                                                  ------------
        Total other assets.......................................................                    4,241,860
                                                                                                   -----------
        Total assets.............................................................                  $21,765,972
                                                                                                   ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Payable for securities purchased............................................                  $ 5,533,804
     Payable to dealers and customers............................................                      691,867
     Accrued commissions and supplier accounts payable...........................                    1,206,717
     Other liabilities and accrued expenses......................................                    8,312,482
                                                                                                   -----------
        Total current liabilities................................................                   15,744,870
     Deferred income taxes.......................................................                      862,000
STOCKHOLDERS' EQUITY
     Common stock, no par, stated value $5,
        200 shares authorized, issued and outstanding............................ $      1,000
     Surplus.....................................................................    5,158,102
                                                                                  ------------
        Total stockholder's equity...............................................                    5,159,102
                                                                                                   -----------
        Total liabilities and stockholder's equity...............................                  $21,765,972
                                                                                                   ===========

                        See notes to financial statements

THE FINANCIAL STATEMENTS SHOWN BELOW ARE THE SPONSOR'S AND NOT THOSE OF FIRST INVESTORS SINGLE PAYMENT PLANS AND PERIODIC PAYMENT PLANS. THEY ARE INCLUDED IN THE PROSPECTUS FOR THE PURPOSE OF INFORMING INVESTORS AS TO THE FINANCIAL RESPONSIBILITY OF THE SPONSOR AND ITS ABILITY TO CARRY OUT ITS CONTRACTUAL OBLIGATIONS.

                           FIRST INVESTORS CORPORATION
             STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)

                          YEAR ENDED DECEMBER 31, 1997

REVENUE
     Commissions on sales of Funds and other securities..........................                  $23,236,005
     Sales of variable life insurance products...................................                    9,813,825
     Sponsor fees on periodic and single payment investment
        plans....................................................................                      587,612
     Service fees................................................................                    4,610,716
                                                                                                   -----------

                                                                                                    38,248,158
        Less commission expense..................................................                   25,988,724
                                                                                                    ----------
        Total commissions and fees - net.........................................                   12,259,434

     Income from investments.....................................................                      354,218
     Other revenue...............................................................                      682,109
                                                                                                  ------------
        Total revenue............................................................                   13,295,761

EXPENSES
     Selling expenses............................................................ $  7,763,354
     Administrative expenses.....................................................    6,097,121
                                                                                  ------------

        Total expenses...........................................................                   13,860,475
                                                                                                  ------------


     Loss before income tax benefit..............................................                     (564,714)
Income tax benefit (Note 8)......................................................                     (167,300)
                                                                                                   -----------


     NET LOSS....................................................................                     (397,414)
Retained earnings (deficit)
     Beginning of year...........................................................                  $(8,910,310)
                                                                                                   -----------

     End of year.................................................................                  $(9,307,724)
                                                                                                   ===========


                        See notes to financial statements

THE FINANCIAL STATEMENTS SHOWN BELOW ARE THE SPONSOR'S AND NOT THOSE OF FIRST INVESTORS SINGLE PAYMENT PLANS AND PERIODIC PAYMENT PLANS. THEY ARE INCLUDED IN THE PROSPECTUS FOR THE PURPOSE OF INFORMING INVESTORS AS TO THE FINANCIAL RESPONSIBILITY OF THE SPONSOR AND ITS ABILITY TO CARRY OUT ITS CONTRACTUAL OBLIGATIONS.

                           FIRST INVESTORS CORPORATION
                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1997

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

Cash flows from operating activities
    Commissions and fees received - net ........................   $ 13,666,875
    Other revenue ..............................................        682,109
    Investment income received .................................        355,113
    Cash paid to suppliers and employees .......................    (13,455,415)
    Cash received from (paid to) segregated trust account ......     (1,028,051)
    Income taxes refunded ......................................        493,300
                                                                   ------------

       Net cash provided by operating activities ...............        713,931
                                                                   ------------

Cash flows from investing activities
    Proceeds received on sale of investment securities .........        102,158
    Purchase of investment securities ..........................            ___
    Capital expenditures .......................................       (299,858)
                                                                   ------------

       Net cash used for investing activities ..................       (197,700)
                                                                   ------------

Cash flows from financing activities
    Advances from parent and affiliates ........................         94,834
                                                                   ------------

         Net increase (decrease) in cash and cash equivalents ..        611,065

Cash and cash equivalents
       Beginning of year .......................................     11,649,549
                                                                   ------------

       End of year .............................................   $ 12,260,614
                                                                   ============

                        See notes to financial statements

THE FINANCIAL STATEMENTS SHOWN BELOW ARE THE SPONSOR'S AND NOT THOSE OF FIRST INVESTORS SINGLE PAYMENT PLANS AND PERIODIC PAYMENT PLANS. THEY ARE INCLUDED IN THE PROSPECTUS FOR THE PURPOSE OF INFORMING INVESTORS AS TO THE FINANCIAL RESPONSIBILITY OF THE SPONSOR AND ITS ABILITY TO CARRY OUT ITS CONTRACTUAL OBLIGATIONS.

                           FIRST INVESTORS CORPORATION
                      STATEMENT OF CASH FLOWS--(Continued)

                          YEAR ENDED DECEMBER 31, 1997

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH PROVIDED BY
 (USED FOR) OPERATING ACTIVITIES
    Net loss ..........................................................   $  (397,414)

    Adjustments to reconcile net loss to net cash provided by (used for) operating activities

       Depreciation and amortization - fixed assets ...................       142,558
       Amortization of deferred sales commissions .....................     1,125,756
       Net unrealized (gain) loss on marketable securities ............           895
       Provision for deferred income taxes ............................       326,000

       (Increase) decrease in
         Receivable from dealers ......................................       408,113
         Receivable from customers ....................................      (665,396)
         Receivable from Funds - shares redeemed ......................      (285,276)
         Receivable from Funds - distribution fees ....................       789,019
         Salesmen's advances - net ....................................       126,845
         Prepaid expenses and miscellaneous receivables ...............       (44,521)
         Cash and cash equivalents segregated under federal regulations    (1,028,051)
         Receivable from affiliated companies .........................        18,652
         Deferred sales commissions ...................................    (1,998,116)
         Other ........................................................       (17,970)

       Increase (decrease) in
         Payable for securities purchased .............................       585,352
         Customer credit balances .....................................       188,300
         Payable to dealers ...........................................       268,873
         Accrued commissions payable ..................................       118,456
         Accounts payable-suppliers ...................................        86,886
         Accrued expenses and other liabilities .......................       964,970
                                                                          -----------

    Net cash provided by operating activities .........................   $   713,931
                                                                          ===========

                        See notes to financial statements

                           FIRST INVESTORS CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1997

Note 1--Significant Accounting Policies

     Description of Business

     First Investors Corporation (the "Company"), a wholly-owned subsidiary of First Investors Consolidated Corporation ("FICC"), is engaged in business as a broker-dealer primarily for the First Investors family of mutual funds ("Funds").

     Accounting Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reported period. Actual results could differ from those estimates.

     Fair Value of Financial Instruments

     The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable, and other liabilities approximate fair value because of the short maturity of these items. Marketable securities are recorded at market value in the balance sheet, therefore, these values represent fair value.

     Cash Equivalents

     The Company considers all investments in money market funds to be cash equivalents.

     Financial Instruments With Off-Balance-Sheet Risk

     In the normal course of business, the Company's customer activities involve the execution and settlement of customer transactions. These activities may expose the Company to risk of loss in the event the customer is unable to fulfill its contracted obligations, in which case the Company may have to purchase or sell financial instruments at prevailing market prices. Any loss from such transactions is not expected to have a material effect on the Company's financial statements.

     Security Transactions

     Security transactions are recorded on a trade date basis with related commission income and expenses recorded as of the trade date.

     Marketable Securities

     Marketable securities are valued at market and include securities acquired for investment purposes and securities held for re-sale to customers. Marketable securities consist principally of unit investment trusts at December 31, 1997. Marketable securities subject to withdrawal restrictions are classified under "Other Assets".

                           FIRST INVESTORS CORPORATION

                                December 31, 1997


     Leasehold Improvements and Equipment

     Leasehold improvements and equipment are recorded at cost. Depreciation and amortization are provided on a straight-line basis over the estimated useful life of the asset, ranging from 5 to 15 years, or the remaining life of the lease.

     Sales Commissions

     Sales commissions paid on sales of "A" shares of the Funds and other investment companies are charged to operations when paid. Sales commissions paid on sales of "B" shares of the Funds are charged to deferred sales commissions and amortized over four years. Early withdrawal charges on "B" shares of the Funds received by the Company from redeeming shareholders reduce unamortized deferred sales commissions first, with any remaining amount recorded in income. For the year ended December 31, 1997 amortization of deferred sales commissions amounted to approximately $1,126,000.

     Distribution Plans

     Pursuant to separate underwriting agreements with the Funds, the Company is entitled to commissions on the sale of shares of the Funds in an amount ranging from one percent to six and one-quarter percent of the amount received on the sales. In addition, under separate distribution plans adopted under Rule 12b-1 of the Investment Company Act of 1940 for each Fund, the Company receives distribution and service fees in an amount up to three-tenths of one percent of the Fund's average daily net assets. The distribution fees are intended to cover the cost of distributing the Fund shares, including cost of sales promotion and office expenses. The service fees provide for servicing or maintenance of shareholder accounts, including payments to registered representatives who provide ongoing servicing to such accounts. Distribution fees are recorded in income or as a reduction of expenses when earned. For the year ended December 31, 1997, approximately $6,111,000 of distribution fees were received from the Funds and recorded as a reduction to selling expenses.

     Income Taxes

     The Company files consolidated federal and certain state income tax returns with its parent and certain other wholly-owned subsidiaries of the parent. It is the policy of the parent to allocate the applicable federal taxes (benefits) to each subsidiary on a separate return basis.

     The Company's method of accounting for income taxes conforms to Statement of Financial Accounting Standards No. 109, "Accounting For Income Taxes". This method requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities.

                           FIRST INVESTORS CORPORATION

                                December 31, 1997


Note 2--Cash and Cash Equivalents Segregated Under Federal Regulations

     At December 31, 1997, cash and cash equivalents of approximately $2,041,000 were segregated in a special reserve bank account for the benefit of customers under Rule 15c3-3 of the Securities Exchange Act of 1934. The minimum amount required was approximately $712,000.

Note 3--Related Parties

     The Company and certain wholly-owned subsidiaries of its parent share office space and data processing facilities. The Company is charged its proportionate share of expenses based on space occupied and usage of the data processing facilities. Additionally, the Company charges certain of its affiliates for management, office space and other services based upon time allocated to the management and operation of the affiliate and space occupied. During the year 1997, the Company charged certain of its affiliates approximately $2,430,000 for management and other services and approximately $435,000 for office space.

The Company purchased approximately $577,000 of data processing services, and approximately $475,000 of office space.

     The Company also receives commissions and fees on the sale of various life insurance products from an affiliated life insurance company. For 1997, these commissions and fees amounted to approximately $9,814,000.

     In addition to the outstanding advances between the Company and its affiliates, the Company also had approximately $3,481,000 deposited in an account of an affiliated savings bank, and approximately $8,765,000 invested in First Investors mutual funds, principally in the money market fund, at December 31, 1997.

Note 4--Profit-Sharing Plan

     The Company is a sponsoring employer in a profit-sharing plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent. Contributions to the plan are determined annually by the Board of Directors. In addition, the Company is a sponsoring employer in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. The amount contributed by the Company during the year was not material. For the year, the Company charged operations approximately $689,000 for its portion of the contribution to the profit-sharing plan.

                           FIRST INVESTORS CORPORATION

                                December 31, 1997

Note 5--Leases

     The Company leases office space under terms of various lease agreements, certain of which are cancelable at the end of specified time periods and others which are non-cancelable, expiring at various times through 2010. Total rent expense, including amounts charged from affiliates and net of amounts charged to affiliates, was approximately $2,802,000 for 1997. The minimum annual rental commitments relating to leases in effect as of December 31, 1997, exclusive of taxes and other charges by lessors subject to escalation clauses, are as follows:

        1998..............................................   $  2,520,000
        1999..............................................      2,208,000
        2000..............................................      1,913,000
        2001..............................................      1,718,000
        2002 through 2010.................................     10,170,000
                                                             ------------
                                                             $ 18,529,000
                                                             ============

Note 6--Litigation

     The Company is a defendant in lawsuits involving claims for damages of the type normally associated with the Company's business. Management is of the opinion that such lawsuits will not have any material effect on the Company's financial position or results of operations.

Note 7--Net Capital Requirements

     As a registered broker-dealer the Company is subject to the Uniform Net Capital Rule 15c3-1 under the Securities Exchange Act of 1934. Under the alternative method permitted by this Rule, required net capital shall not be less than 2% of aggregate debit items arising from customer security transactions. At December 31, 1997, the Company had net capital of approximately $931,000, or an excess of approximately $681,000, over net capital required of $250,000.

     For additional information, the Company's Annual Audited Report filed pursuant to Rule 17a-5 under the Securities Exchange Act of 1934 is available for inspection at the Company's main office or at the regional office of the Securities and Exchange Commission.

                           FIRST INVESTORS CORPORATION

                                December 31, 1997

Note 8--Income Taxes

      The provision (refund) for income taxes consists of the following:

            Current
                  Federal                                           $  (498,500)
                  State and local                                         5,200
                                                                    -----------
                                                                       (493,300)
                                                                    -----------
            Deferred
                  Federal                                               292,200
                  State and local                                        33,800
                                                                    -----------
                                                                        326,000
                                                                    -----------
                      Total                                         $  (167,300)
                                                                    ===========


Deferred tax liabilities (assets) are comprised of the following:

            Unrealized gains                                        $     1,900
            Accrued expenses                                            (90,300)
            Depreciation                                               (141,500)
            Deferred sales commissions                                1,065,400
            Other                                                        26,500
                                                                    -----------
                                                                    $   862,000
                                                                    ===========

      A reconciliation of the Federal statutory income tax rate to the Company's effective rate is as follows:
fg
            Statutory rate                                                 34.0%
            Increases (decreases) in effective tax rate resulting from
                  State and local income taxes, net of federal tax benefit  1.7
                  Other                                                    (6.1)
                                                                           ----

                         Actual effective rate                             29.6%
                                                                           ====

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors and Stockholder
First Investors Corporation
New York, New York

     We have audited the accompanying balance sheet of First Investors Corporation as of December 31, 1997, and the related statements of operations and retained earnings (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Corporation at December 31, 1997 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



                                                            TAIT, WELLER & BAKER







Philadelphia, Pennsylvania
February 16, 1998

                                                   SALES OFFICES


ARIZONA              ILLINOIS            NEBRASKA           OREGON
  PHOENIX              ELGIN               OMAHA              BEAVERTON
  TUCSON               OAKBROOK
                       WESTCHESTER       NEW JERSEY         PENNSYLVANIA
CALIFORNIA                                 HAMILTON           BALA CYNWYD
  SAN JOSE           INDIANA               FAIRFIELD          PHILADELPHIA
                       INDIANAPOLIS        ISELIN             PITTSBURGH
COLORADO                                   MANASQUAN
  DENVER             KENTUCKY              WOODBRIDGE       RHODE ISLAND
                       LEXINGTON                              WARWICK
CONNECTICUT                              NEW YORK
  EAST HARTFORD      LOUISIANA             ALBANY           TENNESSEE
  NORTH HAVEN          METAIRIE            BINGHAMTON         NASHVILLE
                       THIBODAUX           ELMIRA
FLORIDA                                    FAYETTEVILLE     TEXAS
  HOLLWOOD           MAINE                 JERICHO            FT. WORTH
  LAUDERHILL           PORTLAND            MANHATTAN          HOUSTON
  MIAMI                                    MINEOLA
  TAMPA              MASSACHUSETS          NANUET           VIRGINIA
  WINTER PARK          HOLYOKE             NEWBURGH           ARLINGTON
                       QUINCY              ROCHESTER          GLEN ALLEN
GEORGIA                                    SCARSDALE          HAMPTON
  MARIETTA           MICHIGAN              WILLIAMSVILLE
                       NORTHVILLE                           WASHINGTON
                                         NORTH CAROLINA       TUKWILA
                     MINNESOTA             CHARLOTTE
                       BLOOMINGTON                          WEST VIRGINIA
                                         OHIO                 WHEELING
                                           COLUMBUS
                                           INDEPENDENCE

                                         OKLAHOMA
                                           OKLAHOMA CITY

First Investors Single
Payment and Periodic
Payment Plans for the
Accumulation of Shares of

FIRST INVESTORS
GLOBAL FUND, INC.


PROSPECTUS


April 30, 1998
First Investors Logo

                                    EXHIBITS


1.    (A - Form N-8B-2)

      1.                  Custodian Agreement

      2.                  See (1) above

      3(a)                See (8) below

      3(b)                Specimen Associate's Agreement

      3(c)                See 3(b) above

      4.                  See (1) above

      5.                  Specimen Plan Certificate

      6.                  Certificate of Incorporation and By-Laws of First
                          Investors Corporation

      7.                  Not Applicable

      8. Agreement between the Sponsor and First Investors Management Company, Inc.

      9.                  Not Applicable

      10a.                Application Form - Single Payment Plan

        b.                Application Form - 10-year Periodic Payment Plan

        c.                Application Form - 15-year Periodic Payment Plan

2.    Opinion of Counsel

3.    Not Applicable

4.    Not Applicable

5.    Not Applicable

                           Undertaking to File Reports


     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 14th day of April, 1998.


                                        FIRST   INVESTORS   SINGLE  PAYMENT  AND
                                        PERIODIC    PAYMENT    PLANS   FOR   THE
                                        ACCUMULATION    OF   SHARES   OF   FIRST
                                        INVESTORS GLOBAL FUND, INC.
                                        (Registrant)


                                        BY: FIRST INVESTORS CORPORATION
                                            (Depositor)
ATTEST:

/s/Larry R. Lavoie                       By /s/ Marvin M. Hecker
------------------------------              ---------------------------------
Larry R. Lavoie                             Marvin M. Hecker
Secretary and General Counsel               President

                                        As  required  by the  Securities  Act of
                                        1933,    this    Amendment    to    this
                                        Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE                         TITLE                              DATE

/s/Marvin M. Hecker            President                          April 14, 1998
--------------------
Marvin M. Hecker



     *                         Chairman of the Board              April 14, 1998
--------------------
Glenn O. Head



     *                         Vice President and                 April 14, 1998
--------------------           Chief Financial Officer
Kathryn S. Head

     *                         Treasurer                          April 14, 1998
--------------------
Joseph I. Benedek



_____________________          Secretary                          April 14, 1998
Larry R. Lavoie



     *                         Director                           April 14, 1998
--------------------
Glenn O. Head



     *                         Director                           April 14, 1998
--------------------
John T. Sullivan



     *                         Director                           April 14, 1998
--------------------
Kathryn S. Head



     *                         Director                           April 14, 1998
---------------------
Lawrence A. Fauci



     *                         Director                           April 14, 1998
--------------------
Roger L. Grayson



     *                         Director                           April 14, 1998
---------------------
Jeremiah J. Lyons



     *                         Director                           April 14, 1998
--------------------
Jane W. Kruzan





* By:_______________________
      Larry R. Lavoie
      Attorney-In-Fact